UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00058)

Exact name of registrant as specified in charter:	The George Putnam Fund of Boston

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2009

Date of reporting period: August 1, 2008 — January 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

The George Putnam Fund of Boston

Semiannual Report
1|31|09

A world of investing.™

Putnam INVESTMENTS

U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

Not FDIC insured
May lose value
No bank guarantee

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

The George
Putnam Fund
of Boston

1 | 31 | 09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Managers	7
Performance in depth	12
Expenses	15
Portfolio turnover	16
Your fund’s management	17
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	25
Financial statements	26
Brokerage commissions	93

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year now. Responses by governmental and financial authorities, including the recent passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale. Although history reminds us that stability and optimism have always returned to the markets, investors should expect continued volatility in the near term, for we are in the midst of a deep and painful bear market.

Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments is making the most of these challenging times by instituting several important changes designed to prepare Putnam for the eventual recovery. Key among them has been replacing a team management structure within Putnam equity funds with a more nimble decision-making process that vests responsibility with fewer fund managers.

Your fund’s portfolio managers are David Calabro and Raman Srivastava. David joined Putnam’s U.S. Equities Group in December and has 27 years of investment industry experience. Raman has managed the fixed-income portion of your fund since 2004 and has worked at Putnam since 1999. You will hear from both managers in the interview section that begins on page 7. In other moves aimed at achieving performance excellence, Putnam has affirmed a fundamental approach to investing, simplified its equity fund lineup, and hired nearly 20 seasoned equity analysts.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam. Although the markets have presented investors with extraordinary challenges, it is Putnam’s belief that the seeds of opportunity are often sown during difficult times like these.

Respectfully yours,

About the fund

Providing the benefits of balanced investing for over 70 years

Your fund launched in 1937 when George Putnam, a Boston investment manager, decided to start a fund with an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia. Today, the credit crisis and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often provided leadership when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy this way: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, commonsense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.”

Putnam remains committed to this prudent approach to investing today.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The use of derivatives involves special risks and may result in losses.

The fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk.

As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Putnam Management has recently undertaken a review of the fund’s benchmark. The Russell 1000 Value Index replaces the S&P 500/Citigroup Value Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

* The benchmarks and Lipper group were not in existence at the time of the fund’s inception. The Russell 1000 Value Index and the George Putnam Blended Index commenced 12/31/78. The Lipper average commenced 12/31/59.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Managers

David Calabro and Raman Srivastava

David, the past six months have presented a series of economic and investment challenges. Can you provide some background?

The period marked an acceleration of the difficulties we have seen for the better part of a year. A number of once-venerable financial institutions failed, merged, or filed for bankruptcy as real estate-related losses mounted. Consumers pulled back sharply on spending, and businesses across the economy announced layoffs and disappointing earnings. Last year will certainly go down in history as being one of the worst for investors.

How did the fund perform?

Regrettably, the fund’s class A shares delivered a return of –34.44% during this difficult period. This result was only slightly better than the Russell 1000 Value Index, the fund’s unmanaged benchmark, and a good deal worse than the average balanced fund, which returned –24.11% as measured by Lipper.

On the stock side of the fund, the biggest detractors were financial services companies such as Goldman Sachs and JPMorgan Chase, and companies in commodities-based fields, including U.S. Steel and Freeport-McMoRan.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/09. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Although financial stocks traditionally have been an important sector in the value-investing universe and an attractive source of dividend income for the fund, even the strongest names could not withstand 2008’s downturn. Commodity-related stocks fell sharply when it became apparent late in the year that the credit crisis was leading to a severe global recession, and that demand for raw materials would slow.

Raman, did the fund’s bonds help provide a buffer for falling stock prices?

Whereas under normal circumstances the fund’s bond holdings might have helped mitigate the impact of price volatility in stocks, we held a number of bond positions recently that were at the heart of the financial crisis.

At Putnam, we have researched the various sectors of the bond market for many years, and our investment thesis was based on owning the highest-grade securities available. We believed we had found compelling opportunities in the distressed sectors of the mortgage-backed market, particularly among Aaa-rated securitized investment vehicles such as commercial mortgage-backed securities (CMBS), interest-only CMBS, and collateralized mortgage pass-through bonds backed by U.S. government agencies, such as the Federal National Mortgage Association.

Although these bonds continued to pay a healthy level of interest and were not in default, investors drove down prices to distressed levels. In fact, as investors largely avoided risky investments, all fixed-income sectors struggled, except for U.S. Treasury bonds. The dramatic selling of even high-quality bonds

Equity sector allocations as of 1/31/09

Allocations are represented as a percentage of total common stocks. Holdings and allocations may vary over time.

adversely affected the bond portion of the fund.

Were there fixed-income strategies that helped performance?

Absolutely. We reduced our overall exposure to longer-term bonds since these tend to be more sensitive to changes in interest rates and prevailing yields, and invested in shorter-term securities. This strategy helped as the Federal Reserve Board’s aggressive cuts in the federal funds rate and the selling by investors combined to “steepen” the yield curve. Our decision to underweight and effectively diversify the fund’s exposure to corporate bonds was also beneficial in that it helped to sidestep numerous defaults, particularly in the financials sector.

David, you’re new to the fund. Can you tell us how you are approaching management of this flagship fund?

The fund’s stated objective is to provide capital appreciation plus current

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of net assets and will vary over time.

income. However, in this environment, investors clearly are looking for more consistent returns over time. So within the guidelines of the fund’s prospectus, we want the fund to have lower volatility than similar funds.

What strategies are you pursuing on the equity side?

With economic growth slowing, we reduced the fund’s exposure to consumer cyclical stocks, which tend to flourish in times of economic prosperity. Instead, we’re investing in consumer staples stocks such as General Mills and Procter & Gamble. These companies sell the kinds of low-cost, high-volume products — cereal and toothpaste, for example — that people depend on even in the toughest of times. Similarly, we have increased the fund’s allocation to health-care-related stocks, which have the benefit of stable revenue streams in lean times. Examples of these allocations include drug makers Pfizer and Wyeth — which recently announced their agreement to merge — as well as McKesson, Baxter International, and Johnson & Johnson. We have also increased the fund’s exposure to energy stocks such as Exxon Mobil, Chevron, EOG Resources, and Occidental Petroleum, given their now considerably more attractive prices and favorable supply-and-demand trends.

I N   T H E   N E W S

Congress passed a $787 billion stimulus plan on February 13, 2009, with the goals of creating jobs, helping the unemployed, and cultivating economic growth. Tens of billions of dollars will be spent over the next two years to support Medicaid, help local school districts, and extend jobless benefits. Billions of dollars also will fund job-creating investments in“green” technologies, computerizing the nation’s medical-records system, biomedical research, and public works-style construction projects. The balance of the package is devoted to tax cuts for businesses and individuals, including a $400 payroll tax holiday for workers (married couples filing jointly for less than $150,000 get up to $800). The plan is one of the largest of its kind since Franklin D. Roosevelt launched the New Deal in 1933.

Raman, what kinds of strategies are you pursuing on the bond side?

The mortgage-related positions that disappointed in 2008 have begun to perform strongly in 2009, so our weighting in these issues remains high. However, as the fund books gains, I am taking opportunities to reduce complexity in the fund’s fixed-income portfolio. We have reduced exposure to collateralized mortgage obligations (CMOs) and have also reduced some of our asset-backed (ABS) and commercial mortgage-backed positions (CMBS).

We have used the cash from these sales to participate in the new issue market of investment-grade corporate bonds, and to buy shorter-maturity FDIC guaranteed debt (as an alternative to Treasury bonds) and FNMA mortgage pools. We will continue to hold overweight positions in CMO/ABS/CMBS, but will aim to continue to reduce these as the market stabilizes, with the goal of reducing the overall volatility of the fixed-income portfolio. I am also trying to reduce the use of derivatives where possible. For example, since the close of the reporting period, I’ve eliminated virtually all of our index derivative positions.

One of the outcomes of that concentration on shorter maturities is that the fund’s quarterly dividend will be reduced to $0.129 per share from $0.157 per share, since short-term, low-risk bonds pay less interest than long-term bonds. A corresponding reduction in traditionally high-yielding financial stocks also factored into our decision to reduce the fund’s dividend at this time.

David, what should investors expect in the year ahead?

With consumers and companies both cutting back on spending, the burden falls to the federal government to try to pick up the slack. The nearly $800 billion stimulus package that passed in February should help jolt the economy, but investors should not expect a quick recovery in stock prices. Market volatility will persist, we believe, until there is evidence to suggest that profits have stabilized. In our view, such stabilization is likely to occur first in the health-care and technology sectors, as well as in areas favored by the fiscal-stimulus package, such as energy. With so much uncertainty in the financials sector, we expect to be underweight financials for some time.

A long recession may be in the cards. Opportunistic, long-term investors may wish to use this period as a time to accumulate shares at lower prices, but only investors, with the help of their financial advisors, can determine a level of investment risk that is right for them. In the meantime, we will do our best to find the relative values in the marketplace and to look for signs of recovery. Eventually, capital markets will stabilize, and investors will begin to capitalize on the value embedded in those markets.

Thank you both.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.32%	8.23%	7.30%	7.30%	7.50%	7.50%	7.58%	7.52%	8.05%	8.38%

10 years	–13.05	–18.05	–19.36	–19.36	–19.38	–19.38	–17.25	–20.16	–15.12	–10.81
Annual average	–1.39	–1.97	–2.13	–2.13	–2.13	–2.13	–1.88	–2.23	–1.63	–1.14

5 years	–26.59	–30.82	–29.37	–30.39	–29.33	–29.33	–28.42	–30.94	–27.51	–25.66
Annual average	–5.99	–7.10	–6.72	–6.99	–6.71	–6.71	–6.47	–7.14	–6.23	–5.76

3 years	–35.14	–38.87	–36.63	–38.08	–36.62	–36.62	–36.13	–38.35	–35.61	–34.63
Annual average	–13.44	–15.13	–14.11	–14.77	–14.10	–14.10	–13.88	–14.89	–13.65	–13.21

1 year	–41.16	–44.55	–41.61	–44.39	–41.61	–42.16	–41.44	–43.50	–41.27	–40.99

6 months	–34.44	–38.19	–34.71	–37.86	–34.75	–35.38	–34.62	–36.91	–34.51	–34.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 1/31/09

			Barclays Capital		Lipper Balanced
	Russell 1000	S&P 500/Citigroup	Aggregate	George Putnam	Funds Category
	Value Index	Value Index	Bond Index	Blended Index †	Average ††

Annual average
(life of fund)	—*	—*	—*	—*	—*

10 years	0.53%	–14.32%	70.23%	31.67%	6.06%
Annual average	0.05	–1.53	5.46	2.79	0.44

5 years	–16.41	–19.05	23.42	1.29	–8.15
Annual average	–3.52	–4.14	4.30	0.26	–1.77

3 years	–34.35	–36.13	16.41	–14.66	–19.83
Annual average	–13.09	–13.88	5.19	–5.15	–7.19

1 year	–41.78	–44.68	2.59	–24.94	–27.65

6 months	–35.10	–37.26	3.23	–20.01	–24.11

Index and Lipper results should be compared to fund performance at net asset value.

Putnam Management has recently undertaken a review of the fund’s benchmark. The Russell 1000 Value Index replaces the S&P 500/Citigroup Value Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

* The benchmarks were not in existence at the time of the fund’s inception. The Russell 1000 Value Index and the George Putnam Blended Index commenced 12/31/78. The S&P 500/Citigroup Value Index commenced 6/30/95. The Barclays Capital Aggregate Bond Index commenced 12/31/75. The Lipper Balanced Funds category average commenced 12/31/59.

† The Blended Index is composed of 60% Russell 1000 Value Index and 40% Barclays Capital Aggregate Bond Index.

†† Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/09, there were 855, 847, 673, 503, and 280 funds, respectively, in this Lipper category.

Fund’s annual operating expenses For the fiscal year ended 7/31/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.02%	1.77%	1.77%	1.52%	1.27%	0.77%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Fund price and distribution information For the six-month period ended 1/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.314		$0.263	$0.263	$0.282		$0.300	$0.331

Capital gains — Long-term	0.094		0.094	0.094	0.094		0.094	0.094

Capital gains — Short-term	—		—	—	—		—	—

Total	$0.408		$0.357	$0.357	$0.376		$0.394	$0.425

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/08	$13.99	$14.84	$13.83	$13.90	$13.82	$14.32	$13.94	$14.04

1/31/09	8.81	9.35	8.71	8.75	8.70	9.02	8.78	8.84

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.13%	6.72%	6.15%	6.13%	6.57%	6.34%	6.83%	7.47%

Current 30-day SEC yield [2,3]	N/A	5.29	4.84	4.84	N/A	4.91	5.36	5.87

Current 30-day SEC yield
(without expense limitation [3]	N/A	5.10	4.64	4.64	N/A	4.72	5.16	5.67

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of the most recent calendar quarter
Total return for periods ended 12/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.37%	8.28%	7.35%	7.35%	7.55%	7.55%	7.63%	7.57%	8.10%	8.43%

10 years	–9.89	–15.07	–16.40	–16.40	–16.38	–16.38	–14.15	–17.16	–11.94	–7.59
Annual average	–1.04	–1.62	–1.78	–1.78	–1.77	–1.77	–1.51	–1.86	–1.26	–0.79

5 years	–23.79	–28.19	–26.60	–27.66	–26.57	–26.57	–25.62	–28.22	–24.61	–22.78
Annual average	–5.29	–6.41	–6.00	–6.27	–5.99	–5.99	–5.75	–6.42	–5.49	–5.04

3 years	–32.37	–36.25	–33.89	–35.40	–33.86	–33.86	–33.33	–35.65	–32.78	–31.85
Annual average	–12.22	–13.93	–12.89	–13.55	–12.87	–12.87	–12.64	–13.67	–12.40	–12.00

1 year	–40.30	–43.73	–40.72	–43.54	–40.76	–41.32	–40.55	–42.65	–40.38	–40.13

6 months	–33.01	–36.88	–33.25	–36.47	–33.25	–33.90	–33.11	–35.44	–33.00	–32.89

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from August 1, 2008, to January 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.63	$7.75	$7.75	$6.71	$5.67	$3.59

Ending value (after expenses)	$655.60	$652.90	$652.50	$653.80	$654.90	$656.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2009, use the following calculation method. To find the value of your investment on August 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.65	$9.45	$9.45	$8.19	$6.92	$4.38

Ending value (after expenses)	$1,019.61	$1,015.83	$1,015.83	$1,017.09	$1,018.35	$1,020.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Average annualized expense
ratio for Lipper peer group*	1.19%	1.94%	1.94%	1.69%	1.44%	0.94%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

The George Putnam Fund of Boston	124%	144%	117%	169%	166%

Lipper Balanced Funds
category average	62%	62%	70%	72%	74%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Managers are David Calabro and Raman Srivastava.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2009, and January 31, 2008.

N/A indicates the individual was not a Portfolio Manager as of 1/31/08.

Trustee and Putnam employee fund ownership

As of January 31, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$733,000	$31,000,000

Putnam employees	$3,843,000	$342,000,000

Other Putnam funds managed by the Portfolio Managers

Raman Srivastava is also a Portfolio Manager of Putnam Income Fund, Putnam Global Income Trust, Putnam Absolute Return 100 Fund, and Putnam Absolute Return 300 Fund.

David Calabro and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The George Putnam Blended Index is composed of 60% Russell 1000 Value Index and 40% Barclays Capital Aggregate Bond Index.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/Citigroup Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In November 2008, the Board of Trustees also approved a new sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in management fees and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	95th

Three-year period	84th

Five-year period	79th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 814, 614, and 441 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Balanced Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008, were 99%, 96%, and 88%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 838th out of 850, 481st out of 501, and 244th out of 279 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management Contract between Putnam Management and Putnam Investments Limited

In November 2008, the Trustees approved a sub-management contract between Putnam Management and PIL in respect of your fund, under which PIL’s London office would manage a separate portion of the assets of the fund. The Contract Committee reviewed information provided by Putnam Management and PIL and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management contract in respect of your fund, effective November 30, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office to manage a portion of your fund’s assets and PIL’s expertise in managing assets invested in European markets. The Trustees also considered that applicable securities laws require a sub-advisory relationship between Putnam Management and PIL in order for Putnam’s investment professionals in London to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, and that the sub-management relationship with PIL will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual

Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/09 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (108.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.1%)
Government National Mortgage Association
Pass-Through Certificates 6 1/2s, TBA,
February 1, 2039	$28,000,000	$29,028,126

		29,028,126
U.S. Government Agency Mortgage Obligations (106.8%)
Federal Home Loan Mortgage Corporation 8 3/4s,
May 1, 2009	1,769	1,768

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, March 1, 2035	22,513	23,368
5 1/2s, TBA, February 1, 2039	2,000,000	2,045,938

Federal National Mortgage Association
Pass-Through Certificates
7s, TBA, February 1, 2039	3,000,000	3,153,750
6 1/2s, TBA, March 1, 2039	70,000,000	72,635,934
6 1/2s, TBA, February 1, 2039	70,000,000	72,909,375
6s, TBA, February 1, 2024	1,000,000	1,040,313
5 1/2s, TBA, February 1, 2039	118,000,000	120,765,625
5 1/2s, TBA, February 1, 2024	25,000,000	25,765,625
5s, TBA, March 1, 2039	175,000,000	177,303,718
5s, TBA, February 1, 2039	622,000,000	632,107,500
4 1/2s, TBA, March 1, 2039	64,000,000	64,182,502
4 1/2s, TBA, February 1, 2039	283,000,000	284,768,750
4 1/2s, TBA, February 1, 2024	55,000,000	55,739,063

		1,512,443,229
Total U.S. government and agency mortgage obligations (cost $1,555,165,378)		$1,541,471,355

COMMON STOCKS (52.6%)*	Shares	Value

Basic materials (1.9%)
Alcoa, Inc.	227,700	$1,773,783

Dow Chemical Co. (The)	93,000	1,077,870

E.I. du Pont de Nemours & Co.	273,500	6,279,560

Nucor Corp.	128,000	5,221,120

Potash Corp. of Saskatchewan, Inc. (Canada)	33,700	2,522,782

PPG Industries, Inc.	97,600	3,667,808

United States Steel Corp.	24,300	729,729

Weyerhaeuser Co.	189,200	5,172,728

		26,445,380
Capital goods (3.2%)
Autoliv, Inc. (Sweden)	40,100	737,439

Avery Dennison Corp.	40,900	991,007

Boeing Co. (The)	71,700	3,033,627

Caterpillar, Inc.	76,200	2,350,770

Deere (John) & Co.	94,800	3,293,352

Eaton Corp.	20,900	920,018

Emerson Electric Co.	118,600	3,878,220

General Dynamics Corp.	21,900	1,242,387

Lockheed Martin Corp.	173,500	14,233,940

COMMON STOCKS (52.6%)* cont.	Shares	Value

Capital goods cont.
Northrop Grumman Corp.	41,200	$1,982,544

Parker-Hannifin Corp.	80,900	3,091,189

Raytheon Co.	79,000	3,998,980

United Technologies Corp.	114,200	5,480,458

		45,233,931
Communication services (3.8%)
AT&T, Inc.	892,582	21,975,369

Comcast Corp. Class A	352,500	5,164,125

Qwest Communications International, Inc.	182,000	586,040

Verizon Communications, Inc.	800,500	23,910,935

Vodafone Group PLC ADR (United Kingdom)	89,200	1,658,228

		53,294,697
Conglomerates (1.6%)
3M Co.	47,200	2,538,888

General Electric Co.	1,357,400	16,465,262

Honeywell International, Inc.	129,200	4,239,052

		23,243,202
Consumer cyclicals (2.4%)
Amazon.com, Inc. †	27,200	1,599,904

D.R. Horton, Inc.	128,600	766,456

Home Depot, Inc. (The)	268,500	5,780,805

JC Penney Co., Inc. (Holding Co.)	47,600	797,300

Lowe’s Cos., Inc.	85,100	1,554,777

Marriott International, Inc. Class A	116,900	1,906,639

Staples, Inc.	146,200	2,330,428

TJX Cos., Inc. (The)	360,300	6,997,026

Viacom, Inc. Class B †	243,200	3,587,200

Wal-Mart Stores, Inc.	106,100	4,999,432

Walt Disney Co. (The)	151,200	3,126,816

Whirlpool Corp.	19,100	638,513

		34,085,296
Consumer staples (6.5%)
BJ’s Wholesale Club, Inc. †	57,400	1,646,232

Clorox Co.	173,600	8,706,040

CVS Caremark Corp.	361,100	9,706,368

Energizer Holdings, Inc. †	17,000	809,710

Estee Lauder Cos., Inc. (The) Class A	27,900	732,375

General Mills, Inc.	138,700	8,204,105

Genuine Parts Co.	16,000	512,320

H.J. Heinz Co.	53,400	1,949,100

Kimberly-Clark Corp.	166,200	8,554,314

Kraft Foods, Inc. Class A	334,162	9,373,244

Kroger Co.	337,900	7,602,750

McDonald’s Corp.	21,400	1,241,628

Newell Rubbermaid, Inc.	271,200	2,191,296

Philip Morris International, Inc.	327,500	12,166,625

Procter & Gamble Co. (The)	221,200	12,055,400

Safeway, Inc.	98,900	2,119,427

SYSCO Corp.	61,300	1,366,377

Yum! Brands, Inc.	105,900	3,030,858

		91,968,169

COMMON STOCKS (52.6%)* cont.	Shares	Value

Energy (8.1%)
Chevron Corp.	386,000	$27,220,720

ConocoPhillips	172,000	8,175,160

Devon Energy Corp.	138,600	8,537,760

EOG Resources, Inc.	87,200	5,909,544

Exxon Mobil Corp.	381,800	29,200,064

Hess Corp.	58,700	3,264,307

Marathon Oil Corp.	375,100	10,213,973

National-Oilwell Varco, Inc. †	57,800	1,528,232

Noble Corp.	62,400	1,694,160

Occidental Petroleum Corp.	156,400	8,531,620

Schlumberger, Ltd.	32,600	1,330,406

Total SA ADR (France)	184,600	9,189,388

		114,795,334
Financials (7.4%)
ACE, Ltd. (Switzerland)	119,700	5,226,102

Allstate Corp. (The)	220,800	4,784,736

Axis Capital Holdings, Ltd. (Bermuda)	29,727	721,177

Bank of America Corp.	860,800	5,664,064

Bank of New York Mellon Corp. (The)	234,600	6,038,604

BB&T Corp.	204,900	4,054,971

Chubb Corp. (The)	164,800	7,017,184

Equity Residential Properties Trust R	21,948	525,216

Everest Re Group, Ltd. (Bermuda)	38,400	2,419,200

Goldman Sachs Group, Inc. (The)	170,210	13,741,053

JPMorgan Chase & Co.	686,200	17,504,962

PNC Financial Services Group	66,300	2,156,076

RenaissanceRe Holdings, Ltd. (Bermuda)	100,800	4,504,752

T. Rowe Price Group, Inc.	145,600	4,015,648

Travelers Cos., Inc. (The)	259,600	10,030,944

U.S. Bancorp	90,000	1,335,600

W.R. Berkley Corp.	59,800	1,583,504

Wells Fargo & Co.	707,000	13,362,300

		104,686,093
Health care (9.1%)
AmerisourceBergen Corp.	77,500	2,814,800

Baxter International, Inc.	116,600	6,838,590

Boston Scientific Corp. †	475,000	4,213,250

Bristol-Myers Squibb Co.	182,100	3,898,761

Covidien, Ltd. (Bermuda)	237,512	9,106,210

Eli Lilly & Co.	64,000	2,356,480

Forest Laboratories, Inc. †	16,600	415,664

Hospira, Inc. †	312,200	7,773,780

Johnson & Johnson	292,100	16,851,249

McKesson Corp.	202,000	8,928,400

Medco Health Solutions, Inc. †	51,100	2,295,923

COMMON STOCKS (52.6%)* cont.	Shares	Value

Health care cont.
Medtronic, Inc.	204,000	$6,831,960

Merck & Co., Inc.	430,200	12,282,210

Pfizer, Inc.	1,428,000	20,820,240

UnitedHealth Group, Inc.	73,600	2,085,088

WellPoint, Inc. †	148,100	6,138,745

Wyeth	368,700	15,843,039

		129,494,389
Technology (3.8%)
Accenture, Ltd. Class A (Bermuda)	146,200	4,614,072

Applied Materials, Inc.	632,600	5,927,462

Atmel Corp. †	479,400	1,601,196

Cisco Systems, Inc. †	129,800	1,943,106

eBay, Inc. †	41,300	496,426

Electronic Arts, Inc. †	159,200	2,458,048

EMC Corp. †	312,700	3,452,208

Hewlett-Packard Co.	140,900	4,896,275

IBM Corp.	116,300	10,658,895

Intel Corp.	231,100	2,981,190

Microsoft Corp.	429,800	7,349,580

Nokia OYJ ADR (Finland)	409,900	5,029,473

Oracle Corp. †	89,400	1,504,602

Texas Instruments, Inc.	56,500	844,675

		53,757,208
Transportation (0.8%)
AMR Corp. †	101,500	602,910

Burlington Northern Santa Fe Corp.	54,500	3,610,625

Union Pacific Corp.	39,200	1,716,568

United Parcel Service, Inc. Class B	121,900	5,179,531

US Airways Group, Inc. †	55,500	314,685

		11,424,319
Utilities and power (4.0%)
Dominion Resources, Inc.	48,200	1,695,676

DTE Energy Co.	64,700	2,232,150

Duke Energy Corp.	181,300	2,746,695

Edison International	314,400	10,240,008

Energen Corp.	46,800	1,367,028

Entergy Corp.	114,100	8,712,676

Exelon Corp.	55,400	3,003,788

FirstEnergy Corp.	107,600	5,378,924

FPL Group, Inc.	62,400	3,216,720

PG&E Corp.	260,750	10,083,203

Sempra Energy	73,500	3,222,240

Wisconsin Energy Corp.	102,600	4,573,908

		56,473,016
Total common stocks (cost $911,843,994)		$744,901,034

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 04-5,
Class 3A1, 4.95s, 2035	$2,527,150	$1,516,290

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	1,413,067	1,500,038
FRB Ser. 97-D5, Class A5, 7.168s, 2043	325,000	205,250

Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	950,000	781,561
FRB Ser. 07-3, Class A3, 5.658s, 2049	1,200,000	760,046
Ser. 04-3, Class A5, 5.319s, 2039	4,690,000	3,969,302
FRB Ser. 05-1, Class A5, 5.084s, 2042	252,000	196,583
Ser. 07-5, Class XW, Interest Only (IO), 0.44s, 2051	33,893,040	522,113
Ser. 07-1, Class XW, IO, 0.291s, 2049	16,896,091	198,208
Ser. 06-1, Class XC, IO, 0.067s, 2045	40,480,634	167,545

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	715,000	462,543
Ser. 04-4, Class XC, IO, 0.284s, 2042	29,725,708	298,506
Ser. 04-5, Class XC, IO, 0.202s, 2041	48,330,830	381,113
Ser. 02-PB2, Class XC, IO, 0.182s, 2035	8,261,474	133,836
Ser. 05-1, Class XW, IO, 0.101s, 2042	241,859,994	431,380
Ser. 06-5, Class XC, IO, 0.101s, 2016	99,881,896	844,142
Ser. 06-4, Class XC, IO, 0.088s, 2046	49,668,499	339,986
Ser. 05-4, Class XC, IO, 0.082s, 2045	81,407,127	345,549

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.981s, 2036	571,052	285,526

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.283s, 2018	142,000	118,537
FRB Ser. 04-BBA4, Class G, 1.033s, 2018	449,000	434,109

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.333s, 2022	496,000	376,690
FRB Ser. 05-MIB1, Class J, 1.383s, 2022	1,400,000	555,520

Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 4.67s, 2033	320,165	236,922
Ser. 05-E, Class 2, IO, 0.3s, 2035	28,189,311	77,080
Ser. 04-D, Class 2A, IO, 0.15s, 2034	9,404,249	3,306

Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033	791,763	785,680

Bayview Commercial Asset Trust 144A
Ser. 07-1, Class S, IO, 2.477s, 2037	12,621,323	777,473
Ser. 06-4A, IO, 2.331s, 2036	2,000,757	192,473
Ser. 04-2, IO, 2.22s, 2034	4,051,693	131,680
Ser. 05-1A, IO, 2.15s, 2035	4,455,554	153,717
Ser. 04-3, IO, 2.15s, 2035	2,876,905	93,499
Ser. 06-2A, IO, 1.798s, 2036	2,578,291	154,697
Ser. 05-3A, IO, 1.6s, 2035	13,489,429	809,366
Ser. 07-5A, IO, 1.55s, 2037	9,158,156	690,525
Ser. 07-2A, IO, 1.3s, 2037	14,793,498	1,136,141
FRB Ser. 05-1A, Class A1, 0.689s, 2035	1,037,599	767,823

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	6,710,991	2,348,847
FRB Ser. 06-6, Class 2A1, 5.89s, 2036	88,615	46,149
Ser. 04-9, Class 1A1, 5.86s, 2034	125,583	75,692
FRB Ser. 05-7, Class 23A1, 5.649s, 2035	190,804	98,122

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.187s, 2032	$456,000	$332,311
Ser. 04-PR3I, Class X1, IO, 0.324s, 2041	13,333,379	158,161
Ser. 05-PWR9, Class X1, IO, 0.11s, 2042	40,425,479	212,638

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.689s, 2038	18,057,721	465,709
Ser. 06-PW14, Class X1, IO, 0.117s, 2038	19,419,467	172,445
Ser. 07-PW15, Class X1, IO, 0.065s, 2044	64,112,658	396,857
Ser. 05-PW10, Class X1, IO, 0.06s, 2040	62,798,314	146,320

Bear Stearns Small Balance Commercial Trust 144A
Ser. 06-1A, Class AIO, IO, 1s, 2034	5,584,200	51,043

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	490,172	493,747

Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class G, 6.56s, 2030	1,171,000	1,005,344
Ser. 98-1, Class H, 6.34s, 2030	1,761,000	1,311,079

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.096s, 2014	190,000	117,076
Ser. 08-C7, Class A2A, 6.034s, 2049	105,000	79,714

Citigroup Mortgage Loan Trust, Inc.
IFB Ser. 07-6, Class 2A5, IO, 6.261s, 2037	4,285,055	289,241
FRB Ser. 06-AR5, Class 2A5A, 6.198s, 2036	127,725	66,325
FRB Ser. 06-AR7, Class 2A2A, 5.648s, 2036	1,002,314	461,064

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.376s, 2049	26,633,999	399,510
Ser. 06-CD2, Class X, IO, 0.086s, 2046	75,959,047	182,706
Ser. 07-CD4, Class XC, IO, 0.059s, 2049	89,067,124	418,615

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,013,000	1,656,885
Ser. 98-C2, Class F, 5.44s, 2030	3,255,000	2,399,944

Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.02s, 2017	1,806,000	1,180,579

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	939,000	407,689
Ser. 06-CN2A, Class J, 5.57s, 2019	751,000	323,762
FRB Ser. 01-J2A, Class A2F, 0.829s, 2034	1,590,000	1,208,400
Ser. 03-LB1A, Class X1, IO, 0.488s, 2038	8,236,490	249,236
Ser. 05-LP5, Class XC, IO, 0.104s, 2043	69,832,917	331,926
Ser. 06-C8, Class XS, IO, 0.085s, 2046	57,354,514	242,023
Ser. 05-C6, Class XC, IO, 0.064s, 2044	66,532,018	205,861

Countrywide Alternative Loan Trust
IFB Ser. 04-2CB, Class 1A5, IO, 7.211s, 2034	86,848	4,342
Ser. 06-45T1, Class 2A2, 6s, 2037	263,818	115,173
Ser. 06-J8, Class A4, 6s, 2037	217,749	90,706
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	115,036	80,732
Ser. 05-24, Class 1AX, IO, 0.737s, 2035	9,125,789	111,934

Countrywide Home Loans
Ser. 05-9, Class 1X, IO, 3.126s, 2035	7,956,261	111,263
Ser. 05-2, Class 2X, IO, 1.16s, 2035	7,759,428	106,389

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	$876,530	$827,859
IFB Ser. 05-R1, Class 1AS, IO, 5.431s, 2035	6,387,237	431,138
IFB Ser. 05-R2, Class 1AS, IO, 5.091s, 2035	6,158,119	388,577

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.81s, 2039	4,505,000	3,165,426
Ser. 06-C5, Class AX, IO, 0.121s, 2039	36,561,240	230,263

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.114s, 2049	121,768,943	633,199
Ser. 06-C4, Class AX, IO, 0.113s, 2039	76,480,425	700,958
Ser. 07-C1, Class AX, IO, 0.07s, 2040	80,487,927	319,698

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.189s, 2017	232,000	114,585
FRB Ser. 06-A, Class C, 0.989s, 2017	688,000	456,626

Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033	1,655,399	1,558,996

CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,239,000	1,259,751
Ser. 04-C2, Class A2, 5.416s, 2036	5,070,000	3,935,334
FRB Ser. 04-C3, Class A5, 5.113s, 2036	92,000	79,083
Ser. 04-C3, Class A3, 4.302s, 2036	142,035	140,616

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 1.283s, 2020	259,000	168,350
FRB Ser. 04-TF2A, Class J, 1.283s, 2016	313,000	172,150
FRB Ser. 05-TF2A, Class J, 1.233s, 2020	407,807	224,294
FRB Ser. 04-TF2A, Class H, 1.033s, 2019	627,000	407,550
Ser. 01-CK1, Class AY, IO, 0.78s, 2035	59,847,907	628,403
Ser. 04-C4, Class AX, IO, 0.53s, 2039	11,425,445	155,146
Ser. 02-CP3, Class AX, IO, 0.422s, 2035	20,431,733	602,583

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,108,943	2,129,560
Ser. 99-CG2, Class B3, 6.1s, 2032	1,752,000	1,677,325
Ser. 99-CG2, Class B4, 6.1s, 2032	2,785,000	974,750
Ser. 98-CF2, Class B3, 6.04s, 2031	814,188	775,295

Fannie Mae
IFB Ser. 06-70, Class SM, 51.515s, 2036	313,623	424,423
IFB Ser. 07-80, Class AS, 46.245s, 2037	840,538	1,128,842
IFB Ser. 07-1, Class NR, 44.541s, 2037	70,579	79,709
IFB Ser. 06-62, Class PS, 37.564s, 2036	1,261,846	1,666,817
IFB Ser. 07-W7, Class 1A4, 36.844s, 2037	1,402,300	1,647,703
IFB Ser. 06-104, Class GS, 32.591s, 2036	898,958	1,088,849
IFB Ser. 06-60, Class AK, 27.242s, 2036	1,080,727	1,297,186
IFB Ser. 06-115, Class ES, 25.002s, 2036	1,382,248	1,620,335
IFB Ser. 05-57, Class CD, 23.665s, 2035	1,083,648	1,213,467
IFB Ser. 05-115, Class NQ, 23.477s, 2036	714,332	779,803
IFB Ser. 05-74, Class CP, 23.322s, 2035	1,272,012	1,353,175
IFB Ser. 05-45, Class DC, 22.882s, 2035	1,901,519	2,211,029
IFB Ser. 05-57, Class DC, 20.51s, 2034	1,742,239	1,971,699
IFB Ser. 05-95, Class OP, 19.152s, 2035	944,957	941,659
IFB Ser. 05-45, Class PC, 19.082s, 2034	931,356	948,374
IFB Ser. 05-74, Class CS, 18.949s, 2035	1,450,654	1,631,543
IFB Ser. 05-106, Class JC, 18.917s, 2035	650,562	688,066

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-95, Class CP, 18.698s, 2035	$213,049	$214,893
IFB Ser. 05-114, Class SP, 18.509s, 2036	894,226	937,587
IFB Ser. 05-83, Class QP, 16.382s, 2034	523,812	538,075
IFB Ser. 05-72, Class SB, 15.902s, 2035	1,469,034	1,545,011
IFB Ser. 07-W6, Class 6A2, IO, 7.411s, 2037	1,671,218	156,760
IFB Ser. 06-90, Class SE, IO, 7.411s, 2036	1,848,666	189,174
IFB Ser. 04-51, Class XP, IO, 7.311s, 2034	118,453	9,985
IFB Ser. 03-66, Class SA, IO, 7.261s, 2033	2,550,045	205,595
IFB Ser. 04-17, Class ST, IO, 7.211s, 2034	132,808	16,264
IFB Ser. 07-W6, Class 5A2, IO, 6.901s, 2037	2,586,236	222,934
IFB Ser. 07-W4, Class 4A2, IO, 6.891s, 2037	11,551,602	995,748
IFB Ser. 07-W2, Class 3A2, IO, 6.891s, 2037	3,158,586	272,270
IFB Ser. 06-115, Class BI, IO, 6.871s, 2036	3,026,633	239,040
IFB Ser. 05-113, Class AI, IO, 6.841s, 2036	583,976	45,207
IFB Ser. 05-52, Class DC, IO, 6.811s, 2035	1,719,116	137,041
IFB Ser. 06-60, Class SI, IO, 6.761s, 2036	3,325,391	315,912
IFB Ser. 06-60, Class UI, IO, 6.761s, 2036	1,349,686	99,666
IFB Ser. 04-12, Class WS, IO, 6.761s, 2033	100,407	7,244
IFB Ser. 07-W7, Class 3A2, IO, 6.741s, 2037	4,239,295	440,641
IFB Ser. 03-122, Class SA, IO, 6.711s, 2028	4,343,753	231,735
IFB Ser. 03-122, Class SJ, IO, 6.711s, 2028	4,472,469	235,801
IFB Ser. 06-60, Class DI, IO, 6.681s, 2035	1,653,322	137,391
IFB Ser. 04-60, Class SW, IO, 6.661s, 2034	6,594,107	597,426
IFB Ser. 05-65, Class KI, IO, 6.611s, 2035	12,181,384	974,511
IFB Ser. 08-10, Class LI, IO, 6.591s, 2038	347,767	31,716
IFB Ser. 08-01, Class GI, IO, 6.571s, 2037	13,522,119	1,216,991
IFB Ser. 05-42, Class SA, IO, 6.411s, 2035	192,923	13,640
IFB Ser. 07-32, Class JS, IO, 6.401s, 2037	586,506	49,907
IFB Ser. 07-39, Class LI, IO, 6.381s, 2037	189,092	17,665
IFB Ser. 07-23, Class SI, IO, 6.381s, 2037	2,663,889	180,355
IFB Ser. 07-54, Class CI, IO, 6.371s, 2037	2,178,950	185,287
IFB Ser. 07-39, Class PI, IO, 6.371s, 2037	2,085,716	144,000
IFB Ser. 07-28, Class SE, IO, 6.361s, 2037	2,314,358	195,586
IFB Ser. 06-128, Class SH, IO, 6.361s, 2037	2,549,063	179,427
IFB Ser. 06-56, Class SM, IO, 6.361s, 2036	6,320,082	498,692
IFB Ser. 05-73, Class SI, IO, 6.361s, 2035	1,454,017	98,376
IFB Ser. 05-12, Class SC, IO, 6.361s, 2035	2,121,481	192,909
IFB Ser. 05-17, Class ES, IO, 6.361s, 2035	2,843,681	255,137
IFB Ser. 05-17, Class SY, IO, 6.361s, 2035	1,312,758	117,839
IFB Ser. 05-45, Class PL, IO, 6.361s, 2034	198,101	16,403
IFB Ser. 07-W5, Class 2A2, IO, 6.351s, 2037 F	1,116,862	115,328
IFB Ser. 07-30, Class IE, IO, 6.351s, 2037	6,444,526	730,777
IFB Ser. 06-123, Class CI, IO, 6.351s, 2037	5,158,584	429,385
IFB Ser. 06-123, Class UI, IO, 6.351s, 2037	2,296,348	200,930
IFB Ser. 05-82, Class SY, IO, 6.341s, 2035	5,651,962	445,375
IFB Ser. 05-45, Class EW, IO, 6.331s, 2035	2,522,921	184,496
IFB Ser. 05-45, Class SR, IO, 6.331s, 2035	7,763,294	557,583
IFB Ser. 07-15, Class BI, IO, 6.311s, 2037	3,704,626	310,159
IFB Ser. 06-126, Class CS, IO, 6.311s, 2037	1,455,179	113,853
IFB Ser. 06-16, Class SM, IO, 6.311s, 2036	1,937,817	179,795
IFB Ser. 05-95, Class CI, IO, 6.311s, 2035	3,377,710	305,662

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-84, Class SG, IO, 6.311s, 2035	$5,537,148	$484,500
IFB Ser. 05-57, Class NI, IO, 6.311s, 2035	1,165,156	87,122
IFB Ser. 05-54, Class SA, IO, 6.311s, 2035	5,436,147	392,430
IFB Ser. 05-23, Class SG, IO, 6.311s, 2035	4,268,681	350,539
IFB Ser. 05-29, Class SX, IO, 6.311s, 2035	70,975	5,350
IFB Ser. 05-17, Class SA, IO, 6.311s, 2035	3,767,112	323,135
IFB Ser. 05-17, Class SE, IO, 6.311s, 2035	4,091,979	327,508
IFB Ser. 05-7, Class SC, IO, 6.311s, 2035	230,067	16,089
IFB Ser. 05-83, Class QI, IO, 6.301s, 2035	926,678	80,112
IFB Ser. 06-128, Class GS, IO, 6.291s, 2037	2,431,109	202,011
IFB Ser. 06-114, Class IS, IO, 6.261s, 2036	2,609,421	205,468
IFB Ser. 06-116, Class ES, IO, 6.261s, 2036	1,560,615	115,239
IFB Ser. 06-116, Class LS, IO, 6.261s, 2036	197,375	17,143
IFB Ser. 06-115, Class GI, IO, 6.251s, 2036	2,526,299	196,293
IFB Ser. 06-115, Class IE, IO, 6.251s, 2036	1,981,010	188,916
IFB Ser. 06-117, Class SA, IO, 6.251s, 2036	2,971,362	234,417
IFB Ser. 06-121, Class SD, IO, 6.251s, 2036	4,906,562	417,058
IFB Ser. 06-109, Class SG, IO, 6.241s, 2036	3,518,625	294,861
IFB Ser. 06-104, Class IM, IO, 6.231s, 2036	777,983	55,369
IFB Ser. 06-104, Class SY, IO, 6.231s, 2036	1,627,547	118,311
IFB Ser. 06-109, Class SH, IO, 6.231s, 2036	2,649,139	255,308
IFB Ser. 06-111, Class SA, IO, 6.231s, 2036	707,537	59,182
IFB Ser. 06-104, Class SG, IO, 6.211s, 2036	3,145,415	218,978
IFB Ser. 07-W6, Class 4A2, IO, 6.211s, 2037	10,736,899	906,194
IFB Ser. 06-128, Class SC, IO, 6.211s, 2037	8,293,342	665,308
IFB Ser. 06-43, Class SI, IO, 6.211s, 2036	3,937,072	311,682
IFB Ser. 06-44, Class IS, IO, 6.211s, 2036	3,612,126	315,920
IFB Ser. 06-8, Class JH, IO, 6.211s, 2036	9,146,449	729,843
IFB Ser. 05-122, Class SG, IO, 6.211s, 2035	1,978,415	194,499
IFB Ser. 05-57, Class MS, IO, 6.211s, 2035	169,184	10,654
IFB Ser. 05-95, Class OI, IO, 6.201s, 2035	527,234	37,954
IFB Ser. 06-92, Class JI, IO, 6.191s, 2036	1,845,702	141,533
IFB Ser. 06-92, Class LI, IO, 6.191s, 2036	2,933,320	231,468
IFB Ser. 06-96, Class ES, IO, 6.191s, 2036	3,180,897	224,002
IFB Ser. 06-99, Class AS, IO, 6.191s, 2036	2,107,153	183,112
IFB Ser. 06-60, Class YI, IO, 6.181s, 2036	2,631,644	273,633
IFB Ser. 06-85, Class TS, IO, 6.171s, 2036	4,591,743	337,089
IFB Ser. 06-61, Class SE, IO, 6.161s, 2036	4,275,238	294,491
IFB Ser. 07-75, Class PI, IO, 6.151s, 2037	3,420,493	255,490
IFB Ser. 07-W7, Class 2A2, IO, 6.141s, 2037	8,498,868	785,827
IFB Ser. 07-88, Class MI, IO, 6.131s, 2037	1,073,248	91,647
Ser. 06-94, Class NI, IO, 6.111s, 2036	1,537,468	113,465
IFB Ser. 07-116, Class IA, IO, 6.111s, 2037	12,310,026	984,802
IFB Ser. 07-103, Class AI, IO, 6.111s, 2037	14,454,059	1,003,628
IFB Ser. 07-1, Class NI, IO, 6.111s, 2037	7,704,980	647,688
IFB Ser. 07-15, Class NI, IO, 6.111s, 2022	3,783,981	331,098
IFB Ser. 08-3, Class SC, IO, 6.061s, 2038	1,812,259	171,881
IFB Ser. 07-109, Class XI, IO, 6.061s, 2037	2,195,712	196,257
IFB Ser. 07-109, Class YI, IO, 6.061s, 2037	3,144,064	227,986
IFB Ser. 07-W8, Class 2A2, IO, 6.061s, 2037	5,746,417	369,098
IFB Ser. 07-88, Class JI, IO, 6.061s, 2037	4,244,012	335,977

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-79, Class SH, IO, 6.061s, 2036	$202,045	$16,607
IFB Ser. 07-54, Class KI, IO, 6.051s, 2037	1,606,036	103,031
IFB Ser. 07-30, Class JS, IO, 6.051s, 2037	5,302,525	437,458
IFB Ser. 07-30, Class LI, IO, 6.051s, 2037	6,923,728	582,469
IFB Ser. 07-W2, Class 1A2, IO, 6.041s, 2037	2,460,575	178,485
IFB Ser. 07-106, Class SN, IO, 6.021s, 2037	3,402,891	245,485
IFB Ser. 07-54, Class IA, IO, 6.021s, 2037	2,842,075	223,117
IFB Ser. 07-54, Class IB, IO, 6.021s, 2037	2,842,075	223,117
IFB Ser. 07-54, Class IC, IO, 6.021s, 2037	2,842,075	223,117
IFB Ser. 07-54, Class ID, IO, 6.021s, 2037	2,842,075	223,117
IFB Ser. 07-54, Class IE, IO, 6.021s, 2037	2,842,075	223,117
IFB Ser. 07-54, Class IF, IO, 6.021s, 2037	4,228,760	354,169
IFB Ser. 07-54, Class NI, IO, 6.021s, 2037	2,586,773	186,918
IFB Ser. 07-54, Class UI, IO, 6.021s, 2037	3,487,215	316,722
IFB Ser. 07-109, Class AI, IO, 6.011s, 2037	11,339,255	850,444
IFB Ser. 07-91, Class AS, IO, 6.011s, 2037	2,221,891	165,158
IFB Ser. 07-91, Class HS, IO, 6.011s, 2037	2,378,842	205,918
IFB Ser. 07-15, Class CI, IO, 5.991s, 2037	9,612,213	751,637
IFB Ser. 06-115, Class JI, IO, 5.991s, 2036	6,966,053	574,699
IFB Ser. 07-109, Class PI, IO, 5.961s, 2037	3,560,968	240,123
IFB Ser. 06-123, Class LI, IO, 5.931s, 2037	4,638,847	351,046
IFB Ser. 07-81, Class IS, IO, 5.911s, 2037	7,128,305	626,488
IFB Ser. 08-1, Class NI, IO, 5.861s, 2037	5,792,649	430,973
IFB Ser. 07-116, Class BI, IO, 5.861s, 2037	11,252,423	837,180
IFB Ser. 08-01, Class AI, IO, 5.861s, 2037	16,495,796	1,037,157
IFB Ser. 08-10, Class GI, IO, 5.841s, 2038	4,148,301	313,305
IFB Ser. 08-13, Class SA, IO, 5.831s, 2038	386,936	27,522
IFB Ser. 08-1, Class HI, IO, 5.811s, 2037	7,662,221	473,847
IFB Ser. 07-39, Class AI, IO, 5.731s, 2037	4,880,881	361,794
IFB Ser. 07-32, Class SD, IO, 5.721s, 2037	3,366,036	280,722
IFB Ser. 07-30, Class UI, IO, 5.711s, 2037	2,758,634	230,318
IFB Ser. 07-1, Class CI, IO, 5.711s, 2037	3,214,218	236,216
IFB Ser. 05-92, Class US, IO, 5.711s, 2025	510,851	30,038
IFB Ser. 05-14, Class SE, IO, 5.661s, 2035	2,179,912	137,507
IFB Ser. 05-58, Class IK, IO, 5.611s, 2035	4,317,620	325,983
IFB Ser. 08-1, Class BI, IO, 5.521s, 2038	8,752,177	566,826
Ser. 06-W3, Class 1AS, IO, 5.517s, 2046	11,170,961	760,742
IFB Ser. 07-75, Class ID, IO, 5.481s, 2037	2,767,091	199,117
Ser. 09-12, Class AI, 5s, 2039 ##	9,585,000	946,854
Ser. 09-12, Class BI, 5s, 2039 ##	2,850,000	327,935
Ser. 09-12, Class DI, 5s, 2039 ##	8,354,000	698,303
Ser. 03-W12, Class 2, IO, 2.219s, 2043	6,466,538	224,585
Ser. 03-W10, Class 3, IO, 1.935s, 2043	5,006,960	148,569
Ser. 03-W10, Class 1, IO, 1.91s, 2043	20,187,495	585,688
Ser. 03-W8, Class 12, IO, 1.634s, 2042	20,906,117	752,049
Ser. 03-W17, Class 12, IO, 1.146s, 2033	6,405,776	162,850
Ser. 03-T2, Class 2, IO, 0.809s, 2042	29,760,022	536,552
Ser. 03-W3, Class 2IO1, IO, 0.68s, 2042	2,735,041	42,071
Ser. 03-W6, Class 51, IO, 0.672s, 2042	8,409,670	136,882
Ser. 01-T12, Class IO, 0.565s, 2041	17,435,178	245,353
Ser. 03-W2, Class 1, IO, 0.466s, 2042	15,496,718	165,722

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Fannie Mae
Ser. 02-T4, IO, 0.449s, 2041	$6,249,215	$67,548
Ser. 03-W3, Class 1, IO, 0.439s, 2042	21,041,711	212,738
Ser. 02-T1, Class IO, IO, 0.426s, 2031	16,911,519	151,712
Ser. 03-W6, Class 3, IO, 0.368s, 2042	11,909,889	96,144
Ser. 03-W6, Class 23, IO, 0.352s, 2042	12,577,902	97,213
Ser. 03-W4, Class 3A, IO, 0.35s, 2042	11,490,991	63,938
Ser. 01-79, Class BI, IO, 0.327s, 2045	3,193,403	21,108
Ser. 07-47, Class B0, Principal Only (PO), zero %, 2037	138,113	124,805
Ser. 07-14, Class KO, PO, zero %, 2037	323,357	262,497
Ser. 06-125, Class OX, PO, zero %, 2037	131,891	117,442
Ser. 06-84, Class OT, PO, zero %, 2036	67,898	61,638
Ser. 06-56, Class XF, zero %, 2036	218,715	210,303
Ser. 06-46, Class OC, PO, zero %, 2036	118,349	107,146
Ser. 07-15, Class IM, IO, zero %, 2009	3,069,862	240
Ser. 07-16, Class TS, IO, zero %, 2009	12,768,610	998
FRB Ser. 07-76, Class SF, zero %, 2037	165,199	153,899
FRB Ser. 06-115, Class SN, zero %, 2036	1,083,349	794,495
FRB Ser. 06-104, Class EK, zero %, 2036	252,162	214,527
FRB Ser. 05-117, Class GF, zero %, 2036	201,491	173,096
FRB Ser. 05-57, Class UL, zero %, 2035	2,204,279	2,128,927
FRB Ser. 05-36, Class QA, zero %, 2035	465,890	434,137
FRB Ser. 05-65, Class CU, zero %, 2034	307,490	280,295
FRB Ser. 05-81, Class DF, zero %, 2033	242,412	232,367
FRB Ser. 06-1, Class HF, zero %, 2032	186,401	179,859
IFB Ser. 06-75, Class FY, zero %, 2036	431,555	402,580

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.711s, 2043	1,667,348	170,903
Ser. T-56, Class A, IO, 0.524s, 2043	7,515,941	88,163
Ser. T-56, Class 3, IO, 0.352s, 2043	8,943,614	88,138
Ser. T-56, Class 1, IO, 0.283s, 2043	11,666,254	76,885
Ser. T-56, Class 2, IO, 0.019s, 2043	10,543,365	18,173

FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2,
7.77s, 2027	2,686,304	1,880,413

First Horizon Alternative Mortgage Securities FRB
Ser. 05-AA10, Class 2A1, 5.739s, 2035	1,676,715	821,590

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.682s, 2033	29,328,247	680,246

First Union-Lehman Brothers Commercial Mortgage
Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,726,000	2,663,930
Ser. 97-C2, Class G, 7 1/2s, 2029	832,000	374,400

Freddie Mac
IFB Ser. 3339, Class JS, 40.67s, 2037	1,112,118	1,434,300
IFB Ser. 3202, Class HM, 31.584s, 2036	563,197	675,743
IFB Ser. 3153, Class SX, 31.584s, 2036	743,393	936,974
IFB Ser. 2979, Class AS, 23.052s, 2034	545,929	607,482
IFB Ser. 3012, Class FS, 16.042s, 2035	70,702	72,716
IFB Ser. 2828, Class GI, IO, 7.167s, 2034	3,737,008	341,103
IFB Ser. 3184, Class SP, IO, 7.017s, 2033	3,351,004	288,186
IFB Ser. 2927, Class SI, IO, 7s, 2035	3,123,392	238,930

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 2869, Class SH, IO, 6.967s, 2034	$1,646,554	$92,784
IFB Ser. 2869, Class JS, IO, 6.917s, 2034	7,850,482	523,682
IFB Ser. 2882, Class LS, IO, 6.867s, 2034	1,640,477	141,435
IFB Ser. 3149, Class SE, IO, 6.817s, 2036	2,658,245	317,056
IFB Ser. 3203, Class SH, IO, 6.807s, 2036	1,928,787	175,840
IFB Ser. 2815, Class PT, IO, 6.717s, 2032	3,689,060	246,589
IFB Ser. 2828, Class TI, IO, 6.717s, 2030	1,689,249	152,683
IFB Ser. 3397, Class GS, IO, 6.667s, 2037	2,012,677	163,317
IFB Ser. 3297, Class BI, IO, 6.427s, 2037	8,430,134	707,255
IFB Ser. 3287, Class SD, IO, 6.417s, 2037	3,298,179	272,433
IFB Ser. 3281, Class BI, IO, 6.417s, 2037	1,620,329	121,416
IFB Ser. 3281, Class CI, IO, 6.417s, 2037	1,309,629	98,019
IFB Ser. 3249, Class SI, IO, 6.417s, 2036	1,467,698	115,489
IFB Ser. 2990, Class TS, IO, 6.417s, 2035	197,231	10,788
IFB Ser. 2922, Class SE, IO, 6.417s, 2035	4,365,456	382,862
IFB Ser. 3236, Class ES, IO, 6.367s, 2036	3,014,591	221,606
IFB Ser. 3136, Class NS, IO, 6.367s, 2036	4,917,171	423,904
IFB Ser. 3118, Class SD, IO, 6.367s, 2036	7,038,779	554,029
IFB Ser. 2927, Class ES, IO, 6.367s, 2035	2,424,833	134,140
IFB Ser. 2950, Class SM, IO, 6.367s, 2016	4,767,086	359,963
IFB Ser. 3256, Class S, IO, 6.357s, 2036	3,682,805	322,245
IFB Ser. 3031, Class BI, IO, 6.357s, 2035	1,849,888	142,100
IFB Ser. 3370, Class TS, IO, 6.337s, 2037	215,447	19,289
IFB Ser. 3244, Class SB, IO, 6.327s, 2036	2,315,947	176,335
IFB Ser. 3244, Class SG, IO, 6.327s, 2036	2,697,736	220,011
IFB Ser. 3236, Class IS, IO, 6.317s, 2036	4,179,693	331,868
IFB Ser. 3033, Class SG, IO, 6.317s, 2035	84,600	6,665
IFB Ser. 2962, Class BS, IO, 6.317s, 2035	10,495,303	767,207
IFB Ser. 3114, Class TS, IO, 6.317s, 2030	11,311,178	848,508
IFB Ser. 3128, Class JI, IO, 6.297s, 2036	5,580,357	474,330
IFB Ser. 2990, Class LI, IO, 6.297s, 2034	3,610,051	300,499
IFB Ser. 3240, Class S, IO, 6.287s, 2036	7,997,182	618,910
IFB Ser. 3229, Class BI, IO, 6.287s, 2036	620,210	41,330
IFB Ser. 3153, Class JI, IO, 6.287s, 2036	3,917,280	278,910
IFB Ser. 3065, Class DI, IO, 6.287s, 2035	1,400,629	116,198
IFB Ser. 3145, Class GI, IO, 6.267s, 2036	4,594,786	402,044
IFB Ser. 3114, Class GI, IO, 6.267s, 2036	1,972,971	143,820
IFB Ser. 3339, Class JI, IO, 6.257s, 2037	8,430,574	606,158
IFB Ser. 3218, Class AS, IO, 6.247s, 2036	2,865,267	214,889
IFB Ser. 3221, Class SI, IO, 6.247s, 2036	3,372,065	253,890
IFB Ser. 3153, Class UI, IO, 6.237s, 2036	3,406,801	364,405
IFB Ser. 3153, Class QI, IO, 6.217s, 2036	1,688,694	194,214
IFB Ser. 3202, Class PI, IO, 6.207s, 2036	14,496,266	1,120,663
IFB Ser. 3355, Class MI, IO, 6.167s, 2037	2,369,220	170,871
IFB Ser. 3201, Class SG, IO, 6.167s, 2036	4,316,570	387,635
IFB Ser. 3203, Class SE, IO, 6.167s, 2036	3,863,804	330,623
IFB Ser. 3238, Class LI, IO, 6.157s, 2036	155,140	12,299
IFB Ser. 3171, Class PS, IO, 6.152s, 2036	3,644,806	302,883
IFB Ser. 3152, Class SY, IO, 6.147s, 2036	4,208,705	378,322
IFB Ser. 3366, Class SA, IO, 6.117s, 2037	282,830	22,552
IFB Ser. 3284, Class BI, IO, 6.117s, 2037	2,652,319	181,396

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3260, Class SA, IO, 6.117s, 2037	$2,553,368	$168,160
IFB Ser. 3199, Class S, IO, 6.117s, 2036	2,247,250	180,853
IFB Ser. 3284, Class LI, IO, 6.107s, 2037	10,651,826	811,435
IFB Ser. 3281, Class AI, IO, 6.097s, 2037	9,736,046	793,372
IFB Ser. 3311, Class EI, IO, 6.077s, 2037	2,906,324	201,189
IFB Ser. 3311, Class IA, IO, 6.077s, 2037	4,008,547	338,087
IFB Ser. 3311, Class IB, IO, 6.077s, 2037	4,008,547	338,087
IFB Ser. 3311, Class IC, IO, 6.077s, 2037	4,008,547	338,087
IFB Ser. 3311, Class ID, IO, 6.077s, 2037	4,008,547	338,087
IFB Ser. 3311, Class IE, IO, 6.077s, 2037	5,721,182	482,534
IFB Ser. 3382, Class SI, IO, 6.067s, 2037	567,525	46,529
IFB Ser. 3375, Class MS, IO, 6.067s, 2037	319,056	22,858
IFB Ser. 3240, Class GS, IO, 6.047s, 2036	4,843,431	385,067
IFB Ser. 3257, Class SI, IO, 5.987s, 2036	2,095,036	141,088
IFB Ser. 3225, Class JY, IO, 5.957s, 2036	9,131,380	666,965
IFB Ser. 3416, Class BI, IO, 5.917s, 2038	602,771	47,797
IFB Ser. 2967, Class SA, IO, 5.817s, 2035	217,181	10,366
IFB Ser. 3339, Class TI, IO, 5.807s, 2037	4,230,723	327,159
IFB Ser. 3284, Class CI, IO, 5.787s, 2037	7,438,176	540,465
IFB Ser. 3016, Class SQ, IO, 5.777s, 2035	3,559,650	203,089
IFB Ser. 3397, Class SQ, IO, 5.637s, 2037	5,004,464	354,982
IFB Ser. 3235, Class SA, IO, 5.617s, 2036	455,196	34,907
IFB Ser. 248, IO, 5 1/2s, 2037	424,483	45,505
IFB Ser. 3424, Class UI, IO, 5.427s, 2037	212,006	15,980
Ser. 3510, Class BI, 5s, 2039 ##	8,494,000	644,159
Ser. 3510, Class CI, 5s, 2039 ##	8,972,000	834,252
Ser. 3510, Class DI, 5s, 2039 ##	5,510,000	514,083
Ser. 3510, Class IA, 5s, 2039 ##	6,483,000	577,324
Ser. 3510, Class IB, 5s, 2039 ##	3,297,000	353,455
Ser. 3403, PO, zero %, 2037	88,913	75,974
Ser. 3369, Class BO, PO, zero %, 2037	82,912	69,959
Ser. 3327, Class IF, IO, zero %, 2037	914,930	18,299
Ser. 3391, PO, zero %, 2037	424,738	339,454
Ser. 3292, Class DO, PO, zero %, 2037	261,773	238,276
Ser. 3296, Class OK, PO, zero %, 2037	156,833	140,732
Ser. 3274, Class MO, PO, zero %, 2037	83,957	72,982
Ser. 3252, Class LO, PO, zero %, 2036	614,086	530,620
Ser. 3218, Class AO, PO, zero %, 2036	210,329	165,379
Ser. 3206, Class EO, PO, zero %, 2036	76,313	68,405
Ser. 3175, Class MO, PO, zero %, 2036	387,183	319,967
Ser. 3210, PO, zero %, 2036	157,505	130,346
Ser. 3139, Class CO, PO, zero %, 2036	456,648	410,243
FRB Ser. 3349, Class DO, zero %, 2037	218,505	199,034
FRB Ser. 3326, Class XF, zero %, 2037	1,403,003	1,307,636
FRB Ser. 3326, Class YF, zero %, 2037	2,738,273	2,577,441
FRB Ser. 3263, Class TA, zero %, 2037	287,875	254,067
FRB Ser. 3241, Class FH, zero %, 2036	557,271	540,453
FRB Ser. 3341, Class FA, zero %, 2036	79,884	77,929
FRB Ser. 3231, Class XB, zero %, 2036	380,674	375,559
FRB Ser. 3283, Class HF, zero %, 2036	105,956	103,227
FRB Ser. 3231, Class X, zero %, 2036	289,342	274,967

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Freddie Mac
FRB Ser. 3147, Class SF, zero %, 2036	$1,334,157	$942,373
FRB Ser. 3130, Class JF, zero %, 2036	53,018	50,535
FRB Ser. 3117, Class AF, zero %, 2036	184,323	174,538
FRB Ser. 3326, Class WF, zero %, 2035	2,121,858	1,882,192
FRB Ser. 3036, Class AS, zero %, 2035	191,217	166,607
FRB Ser. 3003, Class XF, zero %, 2035	2,047,169	1,803,529

GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.093s, 2019	183,408,499	596,774
Ser. 05-C2, Class XC, IO, 0.083s, 2043	84,379,022	391,190
Ser. 05-C3, Class XC, IO, 0.064s, 2045	228,853,903	568,686

GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 7.897s, 2036	592,000	590,186
Ser. 97-C1, Class X, IO, 1.358s, 2029	3,193,678	126,150
Ser. 05-C1, Class X1, IO, 0.216s, 2043	91,312,544	620,743

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	1,614,303	484,291
Ser. 06-C1, Class XC, IO, 0.07s, 2045	126,858,942	335,841

Government National Mortgage Association
IFB Ser. 07-51, Class SP, 37.478s, 2037	821,859	1,015,040
IFB Ser. 06-34, Class SA, 37.384s, 2036	302,771	368,182
IFB Ser. 07-44, Class SP, 34.676s, 2036	1,332,538	1,620,794
IFB Ser. 05-66, Class SP, 19.738s, 2035	1,178,569	1,253,308
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	89,301	8,930
IFB Ser. 08-29, Class SA, IO, 7.446s, 2038	354,963	24,272
IFB Ser. 06-69, Class SI, IO, 7.046s, 2036	175,418	12,603
IFB Ser. 06-62, Class SI, IO, 7.046s, 2036	2,882,854	180,565
IFB Ser. 06-61, Class SM, IO, 7.021s, 2036	118,909	8,686
IFB Ser. 07-1, Class SL, IO, 7.001s, 2037	1,308,648	95,363
IFB Ser. 07-1, Class SM, IO, 6.991s, 2037	1,308,648	95,202
IFB Ser. 05-68, Class PU, IO, 6.941s, 2032	153,094	17,005
IFB Ser. 04-59, Class SH, IO, 6.921s, 2034	82,766	9,386
IFB Ser. 04-59, Class SC, IO, 6.871s, 2034	1,759,528	139,061
IFB Ser. 04-26, Class IS, IO, 6.871s, 2034	66,402	5,072
IFB Ser. 07-47, Class SA, IO, 6.771s, 2036	83,233	7,880
IFB Ser. 07-49, Class NY, IO, 6.741s, 2035	11,034,259	736,162
IFB Ser. 07-35, Class NY, IO, 6.571s, 2035	123,864	11,410
IFB Ser. 07-35, Class TY, IO, 6.566s, 2035	3,293,375	216,965
IFB Ser. 07-26, Class SG, IO, 6.516s, 2037	4,405,119	264,998
IFB Ser. 07-26, Class SD, IO, 6.471s, 2037	4,293,251	287,218
IFB Ser. 07-26, Class SL, IO, 6.471s, 2037	204,287	20,846
IFB Ser. 07-25, Class SA, IO, 6.466s, 2037	2,952,482	176,369
IFB Ser. 07-25, Class SB, IO, 6.466s, 2037	5,758,152	353,910
IFB Ser. 07-11, Class SA, IO, 6.466s, 2037	2,282,998	163,431
IFB Ser. 06-69, Class SA, IO, 6.466s, 2036	334,804	22,002
IFB Ser. 07-31, Class CI, IO, 6.451s, 2037	2,247,818	141,746
IFB Ser. 07-22, Class S, IO, 6.441s, 2037	2,518,943	190,450
IFB Ser. 07-14, Class SB, IO, 6.441s, 2037	2,455,070	145,915
IFB Ser. 05-84, Class AS, IO, 6.441s, 2035	170,063	15,246
IFB Ser. 07-51, Class SJ, IO, 6.416s, 2037	2,903,083	219,573
IFB Ser. 07-53, Class SY, IO, 6.376s, 2037	146,839	10,889
IFB Ser. 04-17, Class QN, IO, 6.371s, 2034	105,700	8,904

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-58, Class PS, IO, 6.366s, 2037	$4,968,043	$337,693
IFB Ser. 04-88, Class S, IO, 6.341s, 2032	81,036	5,171
IFB Ser. 07-59, Class PS, IO, 6.336s, 2037	2,257,558	144,576
IFB Ser. 07-59, Class SP, IO, 6.336s, 2037	4,576,763	300,478
IFB Ser. 07-48, Class SB, IO, 6.321s, 2037	3,320,727	189,846
IFB Ser. 07-68, Class PI, IO, 6.316s, 2037	4,152,213	299,289
IFB Ser. 06-38, Class SG, IO, 6.316s, 2033	8,682,013	453,227
IFB Ser. 07-53, Class SG, IO, 6.241s, 2037	1,586,620	101,199
IFB Ser. 07-74, Class SI, IO, 6.241s, 2037	92,934	4,672
IFB Ser. 07-17, Class AI, IO, 6.221s, 2037	9,550,882	655,869
IFB Ser. 08-3, Class SA, IO, 6.216s, 2038	5,031,702	273,899
IFB Ser. 08-2, Class SV, IO, 6.191s, 2038	1,297,345	87,219
IFB Ser. 07-79, Class SY, IO, 6.191s, 2037	8,695,921	581,757
IFB Ser. 07-53, Class ES, IO, 6.191s, 2037	2,170,303	126,135
IFB Ser. 08-2, Class SM, IO, 6.171s, 2038	230,700	14,466
IFB Ser. 07-9, Class AI, IO, 6.171s, 2037	3,675,708	229,787
IFB Ser. 07-58, Class SA, IO, 6.166s, 2037	7,343,902	393,780
IFB Ser. 07-61, Class SA, IO, 6.166s, 2037	2,922,417	145,501
IFB Ser. 07-27, Class S, IO, 6.166s, 2037	1,425,772	100,470
IFB Ser. 06-28, Class GI, IO, 6.166s, 2035	3,739,103	271,215
IFB Ser. 07-10, Class SB, IO, 6.161s, 2037	967,497	54,380
IFB Ser. 07-67, Class SI, IO, 6.151s, 2037	7,249,709	382,248
IFB Ser. 07-9, Class DI, IO, 6.151s, 2037	4,253,773	278,994
IFB Ser. 07-28, Class SG, IO, 6.141s, 2037	1,254,530	86,510
IFB Ser. 08-34, Class SH, IO, 6.141s, 2037	111,413	8,544
IFB Ser. 06-26, Class S, IO, 6.141s, 2036	502,530	30,968
IFB Ser. 07-59, Class SD, IO, 6.136s, 2037	6,972,762	364,522
IFB Ser. 06-49, Class SA, IO, 6.126s, 2036	400,591	21,686
IFB Ser. 07-36, Class SA, IO, 6.111s, 2037	672,074	46,612
IFB Ser. 07-36, Class SG, IO, 6.111s, 2037	1,025,033	71,360
IFB Ser. 05-92, Class S, IO, 6.066s, 2032	296,423	20,182
IFB Ser. 05-71, Class SA, IO, 6.031s, 2035	220,451	14,854
IFB Ser. 05-65, Class SI, IO, 5.991s, 2035	3,927,057	241,513
IFB Ser. 08-15, Class PI, IO, 5.966s, 2035	129,351	9,392
IFB Ser. 06-16, Class SX, IO, 5.956s, 2036	176,813	10,273
IFB Ser. 07-17, Class IC, IO, 5.921s, 2037	4,934,435	334,984
IFB Ser. 07-17, Class IB, IO, 5.916s, 2037	2,046,931	151,235
IFB Ser. 06-14, Class S, IO, 5.916s, 2036	3,424,973	192,833
IFB Ser. 05-57, Class PS, IO, 5.916s, 2035	79,107	7,201
IFB Ser. 06-11, Class ST, IO, 5.881s, 2036	2,148,420	122,258
IFB Ser. 07-25, Class KS, IO, 5.871s, 2037	918,529	71,646
IFB Ser. 07-21, Class S, IO, 5.871s, 2037	5,002,416	277,199
IFB Ser. 07-27, Class SD, IO, 5.866s, 2037	2,127,253	116,277
IFB Ser. 07-19, Class SJ, IO, 5.866s, 2037	3,615,589	185,339
IFB Ser. 07-8, Class SA, IO, 5.866s, 2037	3,255,185	169,550
IFB Ser. 07-31, Class AI, IO, 5.851s, 2037	2,845,826	214,994
IFB Ser. 07-23, Class ST, IO, 5.841s, 2037	4,487,816	218,301
IFB Ser. 07-9, Class CI, IO, 5.841s, 2037	5,523,573	274,387
IFB Ser. 07-7, Class EI, IO, 5.841s, 2037	3,741,296	191,592
IFB Ser. 07-7, Class JI, IO, 5.841s, 2037	5,996,092	333,383
IFB Ser. 07-1, Class S, IO, 5.841s, 2037	4,721,769	243,204

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-3, Class SA, IO, 5.841s, 2037	$4,510,577	$231,208
IFB Ser. 07-62, Class S, IO, 5.821s, 2037	105,128	5,945
IFB Ser. 05-17, Class S, IO, 5.821s, 2035	90,668	5,205
IFB Ser. 07-43, Class SC, IO, 5.771s, 2037	3,102,196	166,569
IFB Ser. 05-3, Class SN, IO, 5.766s, 2035	256,934	20,203
IFB Ser. 07-73, Class MI, IO, 5.641s, 2037	7,452,519	341,974
IFB Ser. 04-41, Class SG, IO, 5.641s, 2034	234,328	13,042
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	3,917,181	1,427
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	11,469,323	4,177
Ser. 07-73, Class MO, PO, zero %, 2037	573,271	487,887
FRB Ser. 07-73, Class KI, IO, zero %, 2037	5,732,707	31,117
FRB Ser. 07-73, Class KM, zero %, 2037	573,271	420,611
FRB Ser. 07-49, Class UF, zero %, 2037	183,452	172,795
FRB Ser. 07-33, Class TB, zero %, 2037	54,211	52,518
FRB Ser. 07-35, Class UF, zero %, 2037	334,212	290,496
FRB Ser. 07-22, Class TA, zero %, 2037	216,529	208,217
FRB Ser. 98-2, Class EA, PO, zero %, 2028	88,123	70,159

Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 3.271s, 2045	5,068,168	139,375

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class XC, IO, 0.066s, 2037	182,584,559	438,203

Greenwich Capital Commercial Funding Corp. 144A
Ser. 07-GG9, Class X, IO, 0.324s, 2039	29,415,972	308,868

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.799s, 2045	2,285,000	1,486,573
Ser. 05-GG4, Class A4, 4.761s, 2039	197,000	161,881

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	1,286,000	1,015,940
FRB Ser. 07-EOP, Class J, 1.28s, 2009	428,000	256,800
Ser. 06-GG8, Class X, IO, 0.666s, 2039	26,330,971	539,785
Ser. 04-C1, Class X1, IO, 0.496s, 2028	16,217,669	63,249
Ser. 03-C1, Class X1, IO, 0.233s, 2040	19,236,015	312,964
Ser. 05-GG4, Class XC, IO, 0.212s, 2039	105,274,709	1,421,209
Ser. 06-GG6, Class XC, IO, 0.046s, 2038	52,481,569	94,467

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	216,496	200,328
Ser. 05-RP3, Class 1A3, 8s, 2035	682,768	622,005
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	611,091	550,863

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	823,010	795,670
Ser. 05-RP1, Class 1A3, 8s, 2035	108,643	97,194
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	898,588	858,908
IFB Ser. 04-4, Class 1AS, IO, 5.637s, 2034	10,357,609	718,818

GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1,
4.832s, 2035	1,518,386	941,400

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)	242,459	4,849

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.499s, 2037	4,213,111	2,854,383

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 6.257s, 2036	$82,186	$42,360
FRB Ser. 07-AR15, Class 1A1, 6.143s, 2037	272,909	133,725
FRB Ser. 07-AR9, Class 2A1, 5.921s, 2037	281,484	143,557
FRB Ser. 05-AR5, Class 4A1, 5.486s, 2035	225,586	123,800

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.066s, 2036	110,344	60,093
FRB Ser. 06-A1, Class 5A1, 5.938s, 2036	193,950	102,793
FRB Ser. 06-A6, Class 1A1, 0.549s, 2036	127,452	57,173

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	911,000	592,150
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	5,510,000	2,252,429
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	15,986,000	10,263,185
FRB Ser. 07-LD11, Class A3, 5.819s, 2049	2,850,000	1,826,850
Ser. 06-CB15, Class A4, 5.814s, 2043	4,443,000	3,448,713
Ser. 07-CB20, Class A4, 5.794s, 2051	1,278,000	767,812
FRB Ser. 04-PNC1, Class A4, 5.406s, 2041	75,000	64,215
Ser. 05-CB12, Class A4, 4.895s, 2037	198,000	158,796
Ser. 04-C3, Class A5, 4.878s, 2042	189,000	157,475
Ser. 05-LDP2, Class AM, 4.78s, 2042	1,990,000	1,177,235
Ser. 06-LDP8, Class X, IO, 0.573s, 2045	34,981,328	754,337
Ser. 06-CB17, Class X, IO, 0.513s, 2043 F	42,724,379	859,382
Ser. 06-LDP9, Class X, IO, 0.455s, 2047 F	9,797,122	160,775
Ser. 07-LDPX, Class X, IO, 0.347s, 2049 F	54,471,037	623,613
Ser. 06-CB16, Class X1, IO, 0.092s, 2045	39,829,354	345,540

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 03-ML1A, Class X1, IO, 0.57s, 2039	38,035,244	1,122,040
Ser. 05-CB12, Class X1, IO, 0.106s, 2037 F	54,024,464	331,070
Ser. 05-LDP3, Class X1, IO, 0.084s, 2042 F	81,021,634	401,134
Ser. 07-CB20, Class X1, IO, 0.073s, 2051 F	88,969,318	603,027
Ser. 05-LDP5, Class X1, IO, 0.072s, 2044 F	343,048,059	1,043,775
Ser. 06-LDP6, Class X1, IO, 0.062s, 2043 F	68,059,455	210,915

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	572,242
Ser. 99-C1, Class G, 6.41s, 2031	765,731	268,006
Ser. 98-C4, Class G, 5.6s, 2035	634,000	568,522
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	204,071

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	67,000	63,934
Ser. 04-C7, Class A6, 4.786s, 2029	1,733,000	1,372,152
Ser. 07-C2, Class XW, IO, 0.537s, 2040	11,757,015	240,506

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.718s, 2038	30,412,230	776,576
Ser. 03-C5, Class XCL, IO, 0.248s, 2037	16,005,139	241,037
Ser. 05-C3, Class XCL, IO, 0.206s, 2040	66,041,069	852,729
Ser. 05-C2, Class XCL, IO, 0.166s, 2040	122,127,433	800,667
Ser. 05-C7, Class XCL, IO, 0.142s, 2040	82,300,276	424,439
Ser. 05-C5, Class XCL, IO, 0.138s, 2020	69,046,793	578,792
Ser. 06-C7, Class XCL, IO, 0.117s, 2038	46,980,883	461,667
Ser. 07-C2, Class XCL, IO, 0.084s, 2040	101,029,042	713,902
Ser. 06-C1, Class XCL, IO, 0.055s, 2041	66,270,981	426,566

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A
FRB Ser. 04-LLFA, Class H, 1.283s, 2017	$733,000	$549,750
FRB Ser. 05-LLFA, Class J, 1.133s, 2018	423,000	317,250

Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 38.584s, 2036	615,813	799,403
IFB Ser. 07-5, Class 4A3, 37.744s, 2037	1,897,298	1,916,271
IFB Ser. 06-7, Class 4A2, IO, 7.361s, 2036	3,053,624	425,592
IFB Ser. 07-5, Class 8A2, IO, 7.331s, 2036	3,048,823	264,465
Ser. 07-1, Class 3A2, IO, 6.861s, 2037	3,724,565	509,208
IFB Ser. 06-9, Class 3A2, IO, 6.841s, 2037	2,142,438	168,717
IFB Ser. 07-4, Class 3A2, IO, 6.811s, 2037	2,940,621	256,584
IFB Ser. 06-5, Class 2A2, IO, 6.761s, 2036	6,481,984	502,354
IFB Ser. 07-2, Class 2A13, IO, 6.301s, 2037	5,368,563	389,221
IFB Ser. 07-4, Class 2A2, IO, 6.281s, 2037	12,339,590	848,347
IFB Ser. 07-1, Class 2A3, IO, 6.241s, 2037	6,294,692	456,365
Ser. 06-9, Class 2A3, IO, 6.231s, 2036	7,365,879	632,725
IFB Ser. 06-9, Class 2A2, IO, 6.231s, 2037	5,410,850	457,019
IFB Ser. 06-7, Class 2A4, IO, 6.161s, 2036	10,598,580	768,341
IFB Ser. 06-7, Class 2A5, IO, 6.161s, 2036	9,918,992	700,529
IFB Ser. 06-6, Class 1A2, IO, 6.111s, 2036	3,861,074	270,275
IFB Ser. 06-6, Class 1A3, IO, 6.111s, 2036	5,717,291	407,357
IFB Ser. 07-5, Class 10A2, IO, 5.951s, 2037	6,012,846	420,899

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 5.544s, 2034	128,290	79,056
FRB Ser. 04-13, Class 3A6, 3.788s, 2034	2,253,000	1,832,972
Ser. 04-03, Class 4AX, IO, 0.376s, 2034	1,767,339	7,511
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	4,935,696	13,820

MASTR Alternative Loans Trust Ser. 06-3, Class 1A1,
6 1/4s, 2036	173,173	95,245

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	601,864	592,588
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,464,874	1,353,890

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 1.029s, 2027	4,330,826	2,785,360

Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.148s, 2049	89,232,597	641,475

Merrill Lynch Floating Trust 144A FRB Ser. 06-1,
Class TM, 0.833s, 2022	1,019,621	627,067

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.997s, 2030	644,000	597,655
FRB Ser. 05-A9, Class 3A1, 5.271s, 2035	3,252,130	2,388,185

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050	1,576,000	1,012,550
FRB Ser. 07-C1, Class A4, 5.829s, 2050	1,777,000	1,249,730
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	193,000	160,727
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	187,000	153,321
Ser. 05-MCP1, Class XC, IO, 0.137s, 2043	69,474,715	543,757

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.253s, 2039	15,267,547	219,885
Ser. 05-LC1, Class X, IO, 0.1s, 2044	36,320,252	171,742

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	$4,551,000	$3,187,590
FRB Ser. 07-8, Class A2, 5.92s, 2049	2,784,000	1,793,197

Merrill Lynch/Countrywide Commercial Mortgage Trust
144A Ser. 07-7, Class X, IO, 0.019s, 2050	191,790,721	353,390

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.006s, 2037	3,061,899	409,712
Ser. 04-C2, Class X, IO, 6.004s, 2040	2,421,123	295,823
Ser. 05-C3, Class X, IO, 5.555s, 2044	2,823,684	266,690
Ser. 06-C4, Class X, IO, 5.454s, 2016	8,500,260	920,101

Morgan Stanley Capital 144A Ser. 05-RR6, Class X,
IO, 1.632s, 2043	9,593,887	224,401

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	1,316,000	937,979
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049	1,732,000	814,546
Ser. 05-HQ6, Class A4A, 4.989s, 2042	3,963,000	3,125,990
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,047,000	1,668,510

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	1,000,000	80,000
Ser. 04-RR, Class F6, 6s, 2039	1,700,000	119,000
Ser. 05-HQ6, Class X1, IO, 0.114s, 2042	75,328,881	461,480
Ser. 05-HQ5, Class X1, IO, 0.093s, 2042	21,488,791	94,766

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 4.855s, 2035	3,553,998	1,848,079

Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.093s, 2030	1,020,000	612,000

Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
7.327s, 2035	410,733	368,592

Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034	335,736	313,330

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	456,000	135,117
Ser. 00-C2, Class J, 6.22s, 2033	1,113,000	705,419

Residential Asset Securitization Trust IFB
Ser. 07-A3, Class 2A2, IO, 6.301s, 2037	12,317,710	862,240

Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	2,264,468	2,182,381

Saco I Trust FRB Ser. 05-10, Class 1A1, 0.649s, 2033	874,474	314,811

Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 0.656s, 2036	22,630,884	792,081

SBA CMBS Trust 144A Ser. 05-1A, Class D, 6.219s, 2035	600,000	439,482

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	757,000	552,610
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	513,000	282,150
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	337,000	188,720

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	9,304,747	4,559,326
FRB Ser. 06-9, Class 1A1, 5.692s, 2036	91,115	49,812
Ser. 04-8, Class 1A3, 5.359s, 2034	9,228	4,273
FRB Ser. 05-18, Class 6A1, 5.254s, 2035	1,866,698	1,138,686
Ser. 05-9, Class AX, IO, 1.485s, 2035	18,268,852	310,570

COLLATERALIZED MORTGAGE OBLIGATIONS (23.7%)* cont.	Principal amount	Value

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.739s, 2034	$554,449	$421,381

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.841s, 2037	41,256,886	2,991,124
Ser. 07-4, Class 1A4, IO, 1s, 2037	43,700,834	437,008

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.306s, 2037	11,492,756	740,134
Ser. 06-RF4, Class 1A, IO, 0.356s, 2036	6,174,481	751,213

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051	3,570,000	2,279,502
Ser. 07-C30, Class A3, 5.246s, 2043	5,721,000	4,309,429
Ser. 06-C28, Class XC, IO, 0.38s, 2048	23,288,117	295,526
Ser. 06-C29, IO, 0.374s, 2048	97,682,422	1,465,236
Ser. 07-C34, IO, 0.355s, 2046	23,980,829	371,463

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.633s, 2018	771,000	470,310
Ser. 03-C3, Class IOI, IO, 0.413s, 2035	15,773,619	331,782
Ser. 07-C31, IO, 0.261s, 2047	91,480,084	898,334
Ser. 06-C27, Class XC, IO, 0.078s, 2045	45,456,164	221,372
Ser. 06-C23, Class XC, IO, 0.055s, 2045	89,812,130	266,742
Ser. 06-C26, Class XC, IO, 0.04s, 2045	34,274,723	62,380

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	222,000	43,328
Ser. 06-SL1, Class X, IO, 0.936s, 2043	7,510,354	194,218
Ser. 07-SL2, Class X, IO, 0.85s, 2049	14,795,168	340,733

WAMU Mortgage Pass-Through Certificates FRB
Ser. 04-AR1, Class A, 4.229s, 2034	317,382	253,906

Washington Mutual Mortgage Pass-Through Certificates
Ser. 07-2, Class CX, IO, 7s, 2037	817,217	75,593

Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1,
Class B5, 7.188s, 2031 (Cayman Islands)	1,305,000	924,772

Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	44,983,000	42,690

Total collateralized mortgage obligations (cost $351,081,701)		$335,210,500

CORPORATE BONDS AND NOTES (8.9%)*	Principal amount	Value

Basic materials (0.4%)
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011
(Canada)	$310,000	$286,750

Dow Chemical Co. (The) Pass Through Trust 144A
company guaranty 4.027s, 2009	1,554,000	1,529,530

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	763,000	631,383

Georgia-Pacific Corp. notes 8 1/8s, 2011	635,000	612,775

Hanson PLC company guaranty 6 1/8s, 2016
(United Kingdom)	175,000	74,599

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	208,000	195,520

Packaging Corp. of America unsec.
unsub. notes 5 3/4s, 2013	345,000	302,919

PPG Industries, Inc. sr. unsec. unsub. notes
6.65s, 2018	185,000	175,993

CORPORATE BONDS AND NOTES (8.9%)* cont.	Principal amount		Value

Basic materials cont.
Rhodia SA 144A company guaranty unsec.
sr. notes 5.362s, 2013 (France)	EUR	265,000	$165,447

Sealed Air Corp. 144A notes 5 5/8s, 2013		$210,000	178,916

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		570,000	451,725

Westvaco Corp. unsec. notes 7 1/2s, 2027		12,000	10,471

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)		735,000	515,928

			5,131,956
Capital goods (0.4%)
Caterpillar Financial Services Corp. sr. unsec.
notes 4.85s, 2012		820,000	824,178

Caterpillar Financial Services Corp. sr. unsec.
notes Ser. MTN, 5.85s, 2017		376,000	364,202

Caterpillar Financial Services Corp. sr. unsec.
notes Ser. MTN, 5.45s, 2018		340,000	316,992

Eaton Corp. notes 5.6s, 2018		152,000	144,360

John Deere Capital Corp. sr. unsec. notes Ser. MTN,
5.35s, 2018		335,000	321,567

L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015		595,000	557,813

L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		435,000	398,025

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		767,000	604,453

Parker Hannifin Corp. sr. unsec.
unsub. notes 6 1/4s, 2038		975,000	915,349

Pitney Bowes, Inc. sr. unsec. notes 5.6s, 2018		125,000	122,033

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038		430,000	441,970

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017		328,000	335,708

			5,346,650
Communication services (1.1%)
American Tower Corp. 144A sr. notes 7s, 2017		312,000	299,520

Ameritech Capital Funding company guaranty 6 1/4s, 2009		200,000	201,948

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031		285,000	336,006

AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011		185,000	198,924

AT&T, Inc. sr. unsec. bond 6.55s, 2039		350,000	348,712

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		245,000	243,388

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038		2,369,000	2,300,296

AT&T, Inc. sr. unsec. unsub. notes 4.95s, 2013		283,000	288,468

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030		450,000	473,689

CenturyTel, Inc. sr. unsec. notes 5 1/2s, 2013		65,000	58,500

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017		290,000	305,503

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037		225,000	229,850

Comcast Corp. unsec. bonds 6.4s, 2038		314,000	299,701

Cox Communications, Inc. notes 7 1/8s, 2012		745,000	734,513

Cox Communications, Inc. 144A notes 5 7/8s, 2016		289,000	261,183

France Telecom notes 8 1/2s, 2031 (France)		180,000	229,979

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)		122,000	118,720

Southwestern Bell Telephone debs. 7s, 2027		269,000	246,310

CORPORATE BONDS AND NOTES (8.9%)* cont.	Principal amount	Value

Communication services cont.
TCI Communications, Inc. company guaranty 7 7/8s, 2026	$1,085,000	$1,104,870

TCI Communications, Inc. debs. 9.8s, 2012	467,000	502,497

Telecom Italia Capital SA company guaranty 5 1/4s,
2015 (Luxembourg)	400,000	340,434

Telecom Italia Capital SA company guaranty 5 1/4s,
2013 (Luxembourg)	515,000	463,129

Telecom Italia Capital SA company guaranty 4s, 2010
(Luxembourg)	60,000	58,744

Telecom Italia Capital SA company
guaranty sr. unsec. notes FRN 1.753s, 2011
(Luxembourg)	465,000	394,734

Telefonica Emisones SAU company guaranty 6.221s,
2017 (Spain)	385,000	404,958

Telefonica Europe BV company guaranty 8 1/4s, 2030
(Netherlands)	595,000	693,552

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	640,000	661,803

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	110,000	128,142

Verizon New England, Inc. sr. notes 6 1/2s, 2011	742,000	755,197

Verizon New Jersey, Inc. debs. 8s, 2022	770,000	777,531

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	972,255

Verizon Wireless, Inc. 144A notes 5.55s, 2014	690,000	685,584

Vodafone Group PLC unsec. notes 6.15s, 2037
(United Kingdom)	387,000	375,522

		15,494,162
Conglomerates (0.1%)
Honeywell International, Inc. sr. unsec. notes 5.3s, 2018	455,000	460,778

Siemens Financieringsmaatschappij 144A notes 5 3/4s,
2016 (Netherlands)	680,000	673,938

Tyco International Finance SA company
guaranty sr. unsec. unsub. notes 8 1/2s, 2019
(Luxembourg)	280,000	297,294

		1,432,010
Consumer cyclicals (0.5%)
DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013	565,000	541,258

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN, 5 3/4s, 2011	432,000	410,483

Federated Department Stores, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	60,000	50,786

JC Penney Co., Inc. debs. 7.65s, 2016	110,000	87,303

JC Penney Co., Inc. notes 6 7/8s, 2015	910,000	710,406

Marriott International, Inc. sr. unsec. Ser. J,
5 5/8s, 2013	150,000	130,933

Mattel, Inc. sr. unsec. notes 5 5/8s, 2013	330,000	305,027

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	130,000	104,650

Mohawk Industries, Inc. sr. unsec. notes 6 1/8s, 2016	235,000	186,273

News America Holdings, Inc. company guaranty
7 3/4s, 2024	1,045,000	990,707

News America Holdings, Inc. debs. 7 3/4s, 2045	600,000	609,101

CORPORATE BONDS AND NOTES (8.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Omnicom Group, Inc. sr. notes 5.9s, 2016	$635,000	$533,692

Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012	710,000	617,700

Target Corp. bonds 6 1/2s, 2037	405,000	373,952

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	170,000	171,332

Time Warner, Inc. debs. 9.15s, 2023	340,000	359,945

Time Warner, Inc. debs. 9 1/8s, 2013	1,217,000	1,296,089

		7,479,637
Consumer staples (0.8%)
Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 8 1/2s, 2013	275,000	302,372

Anheuser-Busch Cos., Inc. sr. unsec. notes 5.6s, 2017	215,000	192,496

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	165,000	166,273

Cadbury Schweppes US Finance LLC 144A company
guaranty sr. unsec. notes 5 1/8s, 2013	230,000	213,861

Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,054,059

CVS Caremark, Corp. sr. unsec. FRN 6.302s, 2037	1,243,000	677,435

CVS Caremark, Corp. 144A pass-through certificates
6.117s, 2013	500,445	506,121

Delhaize Group sr. unsub. notes 6 1/2s, 2017
(Belgium)	565,000	554,613

Diageo Capital PLC company guaranty 5.2s, 2013
(United Kingdom)	395,000	401,962

Diageo PLC company guaranty 8s, 2022	760,000	829,083

Estee Lauder Cos., Inc. (The) sr. unsec. notes 6s, 2037	669,000	512,034

General Mills, Inc. sr. unsec. notes 5.65s, 2019	130,000	132,260

Kellogg Co. sr. unsub. 5 1/8s, 2012	165,000	175,179

Kraft Foods, Inc. notes 6 1/8s, 2018	765,000	773,356

Kroger Co. company guaranty 6 3/4s, 2012	275,000	289,729

Kroger Co. company guaranty 6.4s, 2017	500,000	506,865

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	535,000	586,474

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	610,932

Newell Rubbermaid, Inc. sr. unsec. notes 5 1/2s, 2013	160,000	143,795

Reynolds American, Inc. company guaranty 7 1/4s, 2013	695,000	658,237

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	540,000	502,502

Sara Lee Corp. sr. unsec. unsub. notes 6 1/4s, 2011	865,000	882,982

Supervalu, Inc. notes 7 7/8s, 2009	520,000	518,700

		11,191,320
Energy (0.5%)
Amerada Hess Corp. unsub notes 6.65s, 2011	185,000	187,202

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	575,000	520,152

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	10,000	9,200

ConocoPhillips company guaranty sr. unsec. bond
5.9s, 2038	45,000	43,043

ConocoPhillips company guaranty sr. unsec.
notes 5.2s, 2018	20,000	19,535

ConocoPhillips notes 6 1/2s, 2039	265,000	261,184

Devon Energy Corp. sr. notes 6.3s, 2019	265,000	265,174

CORPORATE BONDS AND NOTES (8.9%)* cont.	Principal amount	Value

Energy cont.
EOG Resources, Inc. sr. unsec. notes 5 7/8s, 2017	$645,000	$646,290

Forest Oil Corp. sr. notes 8s, 2011	610,000	587,125

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	225,000	233,894

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	650,000	576,875

Nexen, Inc. unsec. unsub. notes 6.4s, 2037 (Canada)	595,000	438,301

Peabody Energy Corp. sr. notes 5 7/8s, 2016	805,000	724,500

Petro-Canada sr. unsec. unsub. notes 6.05s, 2018
(Canada)	200,000	164,864

Premcor Refining Group, Inc. sr. notes 7 1/2s, 2015	332,000	313,630

Sunoco, Inc. notes 4 7/8s, 2014	590,000	504,368

Tesoro Corp. company guaranty 6 1/2s, 2017	235,000	175,075

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	245,000	171,653

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	280,000	233,382

Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	855,000	598,031

Weatherford International, Ltd. sr. notes 5 1/2s, 2016	455,000	371,378

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	225,000	204,528

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	180,000	178,178

		7,427,562
Financials (2.7%)
AGFC Capital Trust I company guaranty 6s, 2067	620,000	111,600

Allstate Life Global Funding Trusts notes Ser. MTN,
5 3/8s, 2013	326,000	328,861

American Express Bank FSB notes Ser. BKN1, 5.55s,
2012	1,160,000	1,114,654

American Express Bank FSB sr. unsec. FRN Ser. BKNT,
0.686s, 2017	545,000	318,100

American International Group, Inc. jr. sub. bond
6 1/4s, 2037	1,075,000	387,000

Amvescap PLC company guaranty 5 5/8s, 2012	520,000	408,895

Bank of America NA sub. notes 5.3s, 2017	315,000	276,520

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes Ser. G, 4.95s, 2012	600,000	610,967

BankAmerica Capital III bank guaranty jr. unsec. FRN
Ser. *, 1.664s, 2027	2,710,000	1,412,238

Barclays Bank PLC unsec. FRN 3.313s, 2049
(United Kingdom)	2,290,000	1,190,800

Barclays Bank PLC 144A sub. bonds FRB 7.7s, 2049
(United Kingdom)	280,000	127,026

Bear Stearns Cos., Inc. (The) notes Ser. MTN,
6.95s, 2012	440,000	461,295

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	370,000	371,616

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	331,000	352,333

Block Financial Corp. notes 5 1/8s, 2014	205,000	176,046

Bosphorus Financial Services, Ltd. 144A sec.
sr. notes FRN 3.949s, 2012 (Cayman Islands)	1,932,125	1,650,158

Capital One Capital III company guaranty 7.686s, 2036	320,000	160,697

CORPORATE BONDS AND NOTES (8.9%)* cont.	Principal amount	Value

Financials cont.
Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 2.469s, 2009	$240,000	$231,627

Chubb Corp. (The) sr. notes 6 1/2s, 2038	765,000	733,108

CIT Group, Inc. jr. sub. FRN 6.1s, 2067	1,998,000	509,490

CIT Group, Inc. sr. notes 5.4s, 2013	155,000	118,022

CIT Group, Inc. sr. notes 5s, 2015	170,000	112,254

CIT Group, Inc. sr. notes 5s, 2014	110,000	74,336

Citigroup, Inc. sr. notes 6 1/2s, 2013	977,000	933,532

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	422,000	382,889

Citigroup, Inc. sub. notes 5s, 2014	324,000	262,100

CNA Financial Corp. unsec. notes 6 1/2s, 2016	1,015,000	734,881

CNA Financial Corp. unsec. notes 6s, 2011	730,000	560,325

Credit Suisse Guernsey Ltd. jr. sub. FRN 5.86s, 2049
(Guernsey)	354,000	129,136

Deutsche Bank AG/London notes 4 7/8s, 2013 (Germany)	575,000	562,099

Deutsche Bank Capital Funding Trust VII 144A FRB
5.628s, 2049	286,000	101,672

Dresdner Funding Trust I 144A bonds 8.151s, 2031	350,000	132,472

Duke Realty LP sr. unsec. notes 6 1/2s, 2018	361,000	227,400

Duke Realty LP sr. unsec. notes 6 1/4s, 2013	35,000	24,859

Fleet Capital Trust V bank guaranty FRN 2.848s, 2028	305,000	214,156

Fund American Cos., Inc. notes 5 7/8s, 2013	272,000	202,097

GATX Financial Corp. notes 5.8s, 2016	560,000	458,918

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 2.435s, 2016	455,000	340,349

General Electric Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039	1,589,000	1,403,995

General Electric Capital Corp. sub. notes FRN
6 3/8s, 2067	355,000	229,960

Genworth Financial, Inc. sr. unsec. Ser. MTN,
6.515s, 2018	220,000	81,400

Goldman Sachs Group, Inc. (The) sr. notes
7 1/2s, 2019	760,000	742,148

Goldman Sachs Group, Inc. (The) sr. notes 5.45s, 2012	302,000	292,387

Goldman Sachs Group, Inc. (The) sub. notes
6 3/4s, 2037	745,000	572,119

HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 R	15,000	9,907

Health Care Property Investors, Inc. sr. unsec.
notes 6s, 2017	295,000	182,183

Health Care REIT, Inc. sr. notes 6s, 2013 R	385,000	284,892

Highwood Properties, Inc. sr. unsec. bonds
5.85s, 2017 R	1,005,000	593,991

Hospitality Properties Trust notes 6 3/4s, 2013 R	323,000	211,524

HSBC Finance Capital Trust IX FRN 5.911s, 2035	2,000,000	774,400

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	905,000	825,506

ILFC E-Capital Trust II 144A FRB 6 1/4s, 2065	1,360,000	540,600

International Lease Finance Corp. sr. unsec.
6 3/8s, 2013	210,000	154,350

CORPORATE BONDS AND NOTES (8.9%)* cont.	Principal amount	Value

Financials cont.
International Lease Finance Corp. sr. unsec.
Ser. MTN, 6 5/8s, 2013	$75,000	$54,750

JPMorgan Chase & Co. sr. notes 6s, 2018	130,000	130,530

JPMorgan Chase Bank NA sub. notes 6s, 2017	1,000,000	974,268

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s,
2036	499,000	398,421

JPMorgan Chase Capital XXV bonds 6.8s, 2037	780,000	615,762

Liberty Mutual Group 144A company guaranty FRB
10 3/4s, 2058	1,289,000	742,307

Liberty Mutual Insurance 144A notes 7.697s, 2097	1,060,000	658,749

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,565,000	1,483,208

Merrill Lynch & Co., Inc. notes FRN Ser. MTN,
1.359s, 2011	835,000	748,125

MetLife Capital Trust IV jr. sub. debs. 7 7/8s, 2067	1,300,000	864,811

Monumental Global Funding, Ltd. 144A notes 5 1/2s,
2013 (Cayman Islands)	352,000	320,249

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	465,000	386,945

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	650,000	586,830

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	282,000	232,816

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	375,000	221,109

Nuveen Investments, Inc. sr. unsec. notes 5 1/2s, 2015	505,000	109,838

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	310,000	258,660

Prudential Holdings LLC 144A bonds 8.695s, 2023	410,000	356,282

Rouse Co. (The) notes 7.2s, 2012 R	645,000	217,688

Royal Bank of Scotland Group PLC jr. sub. notes FRN
Ser. MTN, 7.64s, 2049 (United Kingdom)	700,000	126,000

Simon Property Group LP unsub. bonds 5 3/4s, 2015 R	371,000	282,970

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	381,000	354,292

Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	730,000	707,301

State Street Capital Trust IV company guaranty jr.
unsec. sub. bond FRB 2.996s, 2037	925,000	376,817

Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038	693,000	677,308

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,006,529

Wells Fargo & Co. sr. notes 4 3/8s, 2013	1,060,000	1,031,796

Wells Fargo Capital XV jr. sub. unsec. company
guaranty FRN 9 3/4s, 2049	435,000	406,725

Westpac Capital Trust III 144A sub. notes FRN
5.819s, 2049 (Australia)	1,010,000	435,674

ZFS Finance USA Trust I 144A bonds FRB 6 1/2s, 2037	630,000	288,225

		38,458,875
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	84,829

AmerisourceBergen Corp. company guaranty sr. unsec.
notes 5 5/8s, 2012	20,000	19,031

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	451,000	485,177

Cardinal Health, Inc. sr. unsec.
unsub. notes 5 1/2s, 2013	330,000	313,877

CORPORATE BONDS AND NOTES (8.9%)* cont.	Principal amount	Value

Health care cont.
GlaxoSmith Kline Capital Inc, company
guaranty sr. notes 5.65s, 2018	$460,000	$492,884

Hospira, Inc. sr. notes 5.55s, 2012	400,000	385,404

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	180,000	138,224

UnitedHealth Group, Inc. sr. unsec. notes 5 1/2s, 2012	755,000	756,095

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	470,000	392,450

		3,067,971
Technology (0.3%)
Computer Sciences Corp. sr. unsec. unsub.
notes 5s, 2013	65,000	60,912

Expedia, Inc. sr. unsec. notes company
guaranty 7.456s, 2018	100,000	81,000

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	760,000	670,673

IBM Corp. sr. unsec. notes 5.7s, 2017	320,000	344,244

Lexmark International Inc, sr. unsec. notes
5.9s, 2013	2,200,000	1,844,152

Motorola, Inc. sr. notes 8s, 2011	205,000	176,616

Tyco Electronics Group SA company guaranty 6.55s,
2017 (Luxembourg)	180,000	148,692

Tyco Electronics Group SA sr. unsec. notes company
guaranty 6s, 2012 (Luxembourg)	288,000	266,640

Xerox Corp. sr. notes 6.4s, 2016	1,030,000	883,225

		4,476,154
Transportation (0.3%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	100,000	74,000

Burlington Northern Santa Fe Corp. sr. unsec.
notes 7s, 2014	275,000	290,835

Canadian National Railway Co. sr. unsec.
unsub. notes 5.55s, 2018 (Canada)	625,000	592,622

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	1,483,335	1,053,168

Ryder System, Inc. sr. unsec. unsub. notes Ser. MTN,
6s, 2013	330,000	284,582

Southwest Airlines Co. pass-through certificates
6.15s, 2022	831,398	683,541

Southwest Airlines Co. sr. unsec.
unsub. notes 6 1/2s, 2012	55,000	51,111

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	750,000	718,076

Union Pacific Corp. 144A pass-through certificates
5.214s, 2014	590,000	544,788

		4,292,723
Utilities and power (1.6%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	500,000	481,252

Appalachian Power Co. sr. notes 5.8s, 2035	510,000	399,559

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	905,000	817,948

Beaver Valley II Funding debs. 9s, 2017	332,000	316,652

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	975,000	776,990

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	1,194,000	903,910

CORPORATE BONDS AND NOTES (8.9%)* cont.	Principal amount	Value

Utilities and power cont.
CMS Energy Corp. unsub. notes 6.55s, 2017	$50,000	$44,500

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	275,000	267,083

Commonwealth Edison Co. 1st mtge. sec. bonds
5 7/8s, 2033	500,000	425,950

Commonwealth Edison Co. 1st mtge. sec. bonds
5.8s, 2018	495,000	476,537

Consolidated Natural Gas Co. sr. notes 5s, 2014	530,000	503,922

Dominion Resources, Inc. jr. sub. notes FRN
6.3s, 2066	1,851,000	981,030

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	10,000	9,769

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	419,000	407,639

El Paso Natural Gas Co. sr. unsec. notes 5.95s, 2017	120,000	105,300

Electricite de France 144A notes 6.95s, 2039 (France)	655,000	675,345

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	985,000	875,326

Enterprise Products Operating LP company
guaranty FRB 8 3/8s, 2066	915,000	576,450

Enterprise Products Operating LP company
guaranty FRB 7.034s, 2068	55,000	30,800

Enterprise Products Operating, LLC company
guaranty sr. notes 6 1/2s, 2019	340,000	315,489

Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	515,000	523,618

Indiantown Cogeneration LP 1st mtge. Ser. A-10,
9.77s, 2020	775,000	604,624

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	170,000	157,250

ITC Holdings Corp. 144A notes 5 7/8s, 2016	272,000	250,379

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	336,546

Kansas Gas & Electric bonds 5.647s, 2021	369,671	332,427

Kinder Morgan, Inc. notes 6s, 2017	545,000	471,613

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	558,000	518,940

Northwestern Corp. sec. notes 5 7/8s, 2014	272,000	244,098

Oncor Electric Delivery Co. debs. 7s, 2022	292,000	280,200

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	350,000	372,573

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	775,000	726,760

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	271,000	243,746

Power Receivable Finance, LLC 144A sr. notes
6.29s, 2012	661,258	647,265

Public Service Co. of Colorado sr. notes Ser. A,
6 7/8s, 2009	375,000	379,789

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	296,000	150,220

Rockies Express Pipeline, LLC 144A sr. notes
7 1/2s, 2038	202,000	191,184

Southern Natural Gas. Co. 144A notes 5.9s, 2017	460,000	382,440

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	1,080,000	965,153

Spectra Energy Capital, LLC sr. notes 8s, 2019	780,000	774,803

Spectra Energy Capital, LLC sr. unsec.
unsub. notes 5.668s, 2014	330,000	290,126

CORPORATE BONDS AND NOTES (8.9%)* cont.	Principal amount	Value

Utilities and power cont.
Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 7.2s, 2011	$1,070,000	$1,033,465

TEPPCO Partners LP company guaranty FRB 7s, 2067	595,000	307,135

TransAlta Corp. notes 5 3/4s, 2013 (Canada)	665,000	616,897

TransAlta Corp. sr. unsec. notes 6.65s, 2018 (Canada)	540,000	486,775

TransCanada Pipelines, Ltd. jr. sub. FRN 6.35s, 2067
(Canada)	520,000	295,922

TransCanada Pipelines, Ltd. sr. unsec.
unsub. notes 6 1/2s, 2018 (Canada)	285,000	284,151

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	960,000	897,587

		22,157,137
Total corporate bonds and notes (cost $150,964,947)		$125,956,157

ASSET-BACKED SECURITIES (7.5%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 1.079s, 2035	$216,615	$32,492
FRB Ser. 05-4, Class A2C, 0.599s, 2035	295,676	243,932

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.539s, 2036	759,000	375,705
FRB Ser. 06-HE3, Class A2C, 0.539s, 2036	1,021,000	352,530

Ace Securities Corp. 144A Ser. 03-MH1, Class M2,
6 1/2s, 2030	459,197	283,525

Advanta Business Card Master Trust FRB Ser. 04-C1,
Class C, 1.409s, 2013	210,000	76,976

Aegis Asset Backed Securities Trust 144A Ser. 04-6N,
Class Note, 4 3/4s, 2035	59,595	6

AFC Home Equity Loan Trust Ser. 99-2, Class 1A,
0.799s, 2029	2,051,662	833,507

American Express Credit Account Master Trust 144A
Ser. 04-C, Class C, 0.833s, 2012	431,181	376,217

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 2.889s, 2036	902,000	16,056
FRB Ser. 03-8, Class M2, 2.139s, 2033	449,029	26,942

AMP CMBS 144A FRB Ser. 06-1A, Class A, 2.746s, 2047
(Cayman Islands)	1,910,000	286,949

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	423,390
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	278,000

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.659s, 2033	53,237	1,065
FRB Ser. 06-W4, Class A2C, 0.549s, 2036	1,813,000	725,200

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.389s, 2033	439,904	202,356
FRB Ser. 05-WMC1, Class M1, 0.829s, 2035	564,000	332,760

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.579s, 2036	313,794	188,617
FRB Ser. 06-HE4, Class A5, 0.549s, 2036	1,231,632	665,081
FRB Ser. 06-HE7, Class A4, 0.529s, 2036	529,000	134,013

ASSET-BACKED SECURITIES (7.5%)* cont.	Principal amount	Value

Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 1.059s, 2033	$816,585	$204,146

BankAmerica Manufactured Housing Contract Trust
Ser. 97-2, Class M, 6.9s, 2028	732,000	596,793

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	420,000	344,823

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.471s, 2039	3,594,322	2,519,260
FRB Ser. 04-D, Class A, 0.799s, 2044	966,547	857,491

Bayview Financial Acquisition Trust 144A FRN
Ser. 04-B, Class M2, 4.209s, 2039	170,691	112,771

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.739s, 2038	583,440	390,905
FRB Ser. 03-SSRA, Class A, 1.089s, 2038	492,090	359,226
FRB Ser. 04-SSRA, Class A1, 0.989s, 2039	693,628	443,922

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 2.389s, 2035	85,625	214
FRB Ser. 06-PC1, Class M9, 2.139s, 2035	414,000	4,140
FRB Ser. 05-HE1, Class M3, 1.319s, 2035	489,000	24,450
FRB Ser. 03-3, Class A2, 0.979s, 2043	1,737,046	1,419,061
FRB Ser. 03-1, Class A1, 0.889s, 2042	404,812	284,489
FRB Ser. 05-3, Class A1, 0.839s, 2035	340,557	314,217

Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 2.639s, 2036	46,691	82

Capital Auto Receivables Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	500,000	382,402
Ser. 05-1, Class D, 6 1/2s, 2011	1,442,000	1,229,474

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.809s, 2035	324,987	145,869

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	5,114,996	465,255
Ser. 00-4, Class A6, 8.31s, 2032	7,480,267	3,814,936
Ser. 00-5, Class A6, 7.96s, 2032	3,054,773	1,876,581
Ser. 02-1, Class M1F, 7.954s, 2033	1,004,000	502,302
Ser. 01-4, Class A4, 7.36s, 2033	4,271,971	3,083,863
Ser. 00-6, Class A5, 7.27s, 2031	886,294	595,561
Ser. 01-1, Class A5, 6.99s, 2032	5,800,957	3,611,096
Ser. 01-3, Class A4, 6.91s, 2033	6,361,243	4,315,225
Ser. 02-1, Class A, 6.681s, 2033	4,271,903	3,536,687

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.909s, 2035	332,000	204,180
FRB Ser. 04-6, Class 2A5, 0.779s, 2034	863,016	634,317
FRB Ser. 05-14, Class 3A2, 0.629s, 2036	166,696	138,358

Credit-Based Asset Servicing and Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	359,000	145,651
Ser. 06-MH1, Class M1, 6 1/4s, 2036	485,000	278,875
Ser. 06-MH1, Class M2, 6 1/4s, 2036	214,000	130,551

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038
(Cayman Islands)	1,617,000	485,100

CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	152,004	—

ASSET-BACKED SECURITIES (7.5%)* cont.	Principal amount	Value

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 1.059s, 2035	$201,000	$10,050

Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 0.929s, 2035	700,000	651,764

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3, 0.539s,
2036	1,203,000	479,031

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023	229,623	215,260

Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
3.267s, 2038 (Cayman Islands)	616,000	18,480

Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1,
2.496s, 2015 (Cayman Islands)	2,000,000	1,703,200

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.719s, 2036	1,688,000	1,021,240
FRB Ser. 06-2, Class 2A3, 0.559s, 2036	3,141,000	1,664,730

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.389s,
2037 (Cayman Islands)	308,000	92,400

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.689s, 2019	1,680,000	672,000
Ser. 04-1A, Class B, 1.239s, 2018	44,932	33,025

Gears Auto Owner Trust 144A Ser. 05-AA, Class E1,
8.22s, 2012	1,962,000	1,771,200

GEBL 144A
Ser. 04-2, Class D, 3.083s, 2032	534,950	53,495
Ser. 04-2, Class C, 1.183s, 2032	200,444	92,705

Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	512,386	268,146
Ser. 99-5, Class A5, 7.86s, 2030	13,970,730	8,600,926
Ser. 97-2, Class A7, 7.62s, 2028	278,793	227,970
Ser. 97-4, Class A7, 7.36s, 2029	430,601	354,088
Ser. 95-8, Class B1, 7.3s, 2026	362,579	210,488
Ser. 96-10, Class M1, 7.24s, 2028	972,000	538,487
Ser. 97-3, Class A5, 7.14s, 2028	373,947	293,891
Ser. 98-4, Class A7, 6.87s, 2030	268,886	176,137
Ser. 97-7, Class A8, 6.86s, 2029	264,090	221,875
Ser. 98-6, Class A7, 6.45s, 2030	273,801	255,801
Ser. 99-2, Class A7, 6.44s, 2030	1,036,631	659,218
Ser. 99-1, Class A6, 6.37s, 2025	1,023,000	812,031

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	10,078,060	6,306,054
Ser. 99-5, Class M1A, 8.3s, 2026	488,000	267,034

GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011F	1,156,849	1,098,965

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.539s, 2036	4,677,000	2,210,991

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.939s, 2030
(Cayman Islands)	1,141,000	205,380
FRB Ser. 05-1A, Class D, 1.919s, 2030
(Cayman Islands)	502,743	251,371

High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 2.888s, 2036 (Cayman Islands)	1,376,040	509,135

ASSET-BACKED SECURITIES (7.5%)* cont.	Principal amount	Value

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
0.719s, 2036	$848,000	$415,520

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 2.639s, 2035 F	645,000	14,084
FRB Ser. 06-FRE1, Class A4, 0.679s, 2035	716,000	385,745

Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
0.807s, 2028	12,663,428	205,591

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	11,232,203	4,717,525
IFB Ser. 07-3, Class 4B, IO, 6.301s, 2037	4,279,376	518,006

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.356s, 2036
(Cayman Islands)	2,585,000	206,800
FRB Ser. 02-1A, Class FFL, 3.139s, 2037
(Cayman Islands)	5,220,000	1,044,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	5,006,782	3,254,408

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 1.009s, 2035	558,000	83,700
FRB Ser. 06-4, Class 2A4, 0.649s, 2036	813,000	261,127
FRB Ser. 06-1, Class 2A3, 0.579s, 2036	1,345,459	618,911

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.639s, 2032	4,059,503	1,975,695
FRB Ser. 02-A, Class M2, 2.639s, 2032	278,000	130,317
Ser. 02-A IO, 0.3s, 2032	115,307,535	1,103,262

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	75,459	47,539
Ser. 04-2A, Class D, 5.389s, 2026	71,284	44,909
Ser. 04-2A, Class C, 4.741s, 2026	65,581	42,628
FRB Ser. 02-1A, Class A1, 1.059s, 2024	563,489	478,966

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.539s, 2036	424,000	175,842

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	323,855	222,489
Ser. 10, Class B, 7.54s, 2036	586,920	384,846

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 1.069s, 2035	349,000	3,490
FRB Ser. 05-HE1, Class M3, 0.909s, 2034	349,000	55,840
FRB Ser. 06-NC4, Class M2, 0.689s, 2036	489,000	34,230

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A,
Class C1, 2.409s, 2039 (Cayman Islands)	544,000	435,200

Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1,
2.639s, 2015 (Cayman Islands)	301,334	267,042

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	175,909	157,380
Ser. 04-B, Class C, 3.93s, 2012	106,853	90,816

New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	1,519,334	1,223,064
FRB Ser. 03-4, Class M3, 2.439s, 2033	28,986	435

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.549s, 2036	1,010,000	593,375
FRB Ser. 06-2, Class A2C, 0.539s, 2036	1,010,000	455,483

ASSET-BACKED SECURITIES (7.5%)* cont.	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	$43,782	$39,577
Ser. 01-D, Class A3, 5.9s, 2022	145,308	78,153
Ser. 02-C, Class A1, 5.41s, 2032	3,346,749	1,773,777

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	475,258	313,016
Ser. 01-B, Class A3, 6.535s, 2023	137,582	87,804

Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 2.889s, 2035	163,658	2,046

Origen Manufactured Housing Ser. 04-B, Class A2,
3.79s, 2017	38,960	37,155

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 1.219s, 2036	227,000	13,620
FRB Ser. 04-WHQ2, Class A3A, 0.739s, 2035	132,939	122,304

Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1,
Class M10, 2.889s, 2034 F	14,828	56

People’s Financial Realty Mortgage Securities Trust
FRB Ser. 06-1, Class 1A2, 0.519s, 2036	1,587,000	827,293

Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 2.996s, 2011
(United Kingdom)	657,000	574,125
FRB Ser. 04-2A, Class C, 2.876s, 2011
(United Kingdom)	912,000	725,164

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.579s, 2036	1,259,898	911,529
FRB Ser. 07-RZ1, Class A2, 0.549s, 2037	1,562,000	562,884

Residential Asset Securities Corp. FRB Ser. 05-EMX1,
Class M2, 1.119s, 2035	793,000	79,300

Residential Asset Securities Corp. 144A Ser. 04-NT,
Class Note, 4 1/2s, 2034 (In default) †	76,375	382

SAIL Net Interest Margin Notes 144A Ser. 04-4A,
Class B, 7 1/2s, 2034 (Cayman Islands) (In default) †	214,965	2

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 1.039s, 2035	349,000	10,470
FRB Ser. 07-NC2, Class A2B, 0.529s, 2037	1,468,000	601,880

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.599s, 2036	1,718,000	558,350
FRB Ser. 06-FRE1, Class A2B, 0.569s, 2036	807,000	468,060

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.559s, 2036	814,000	338,624
FRB Ser. 06-3, Class A3, 0.549s, 2036	4,702,000	2,713,096

Soundview Home Equity Loan Trust 144A FRB
Ser. 05-CTX1, Class B1, 2.889s, 2035	326,210	3,262

South Coast Funding 144A FRB Ser. 3A, Class A2,
3.588s, 2038 (Cayman Islands)	470,000	3,666

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.649s, 2036	814,000	70,425

Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 1.633s, 2015 F	5,175,714	3,500,990

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	2,459,863	224,340

ASSET-BACKED SECURITIES (7.5%)* cont.	Principal amount		Value

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038		$1,698,000	$212,250

Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 0.709s, 2037		359,000	120,529

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 2.059s, 2044 (United Kingdom)		591,276	70,953

Total asset-backed securities (cost $188,166,993)			$105,947,507

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.8%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing on November 12, 2019.	Nov-09/5.355	$117,731,000	$21,107,991

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	117,731,000	460,328

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month
USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	81,840,000	12,179,429

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.315% versus the three month
USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	54,984,000	10,471,703

Option on an interest rate swap with Deutschbank
for the right to receive a fixed rate of 5.385%
versus the three month USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	43,245,000	8,470,398

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month
USD-LIBOR-BBA maturing on February 16, 2020.	Feb-10/5.03	81,840,000	682,546

Option on an interest rate swap with Deutschbank
for the right to pay a fixed rate of 5.385%
versus the three month USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	43,245,000	7,784

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.315% versus the three month
USD-LIBOR-BBA maturing on April 08, 2019.	Apr-09/5.315	54,984,000	7,698

Total purchased options outstanding (cost $21,742,538)			$53,387,877

SENIOR LOANS (0.8%)* [c]	Principal amount		Value

Basic materials (—%)
Aleris International, Inc. bank term loan FRN
Ser. B, 2 3/8s, 2013		$214,135	$75,406

Georgia-Pacific, LLC bank term loan FRN Ser. B,
4.189s, 2013		193,416	166,519

NewPage Holding Corp. bank term loan FRN 5.313s, 2014		479,110	272,294

			514,219

SENIOR LOANS (0.8%)* [c] cont.	Principal amount	Value

Capital goods (0.1%)
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 3.459s, 2014	$33,423	$18,104

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 2.789s, 2014	569,187	308,310

Polypore, Inc. bank term loan FRN Ser. B,
2.45s, 2014	617,729	410,790

Sequa Corp. bank term loan FRN 3.688s, 2014	856,718	526,881

		1,264,085
Communication services (0.2%)
Cablevision Systems Corp. bank term loan FRN
2.083s, 2013	617,649	554,854

Cricket Communications, Inc. bank term loan FRN
Ser. B, 6 1/2s, 2013	137,430	125,191

Crown Castle International Corp. bank term loan FRN
5.376s, 2014	231,642	202,918

Intelsat Corp. bank term loan FRN Ser. B2,
3.925s, 2011	163,674	140,175

Intelsat Corp. bank term loan FRN Ser. B2-A,
3.925s, 2013	163,723	140,217

Intelsat Corp. bank term loan FRN Ser. B2-C,
3.925s, 2013	163,674	140,175

Level 3 Communications, Inc. bank term loan FRN
3.255s, 2014	624,000	450,840

MetroPCS Wireless, Inc. bank term loan FRN
4.508s, 2013	247,073	214,696

PAETEC Holding Corp. bank term loan FRN Ser. B1,
2.961s, 2013	605,362	377,342

Time Warner Telecom, Inc. bank term loan FRN Ser. B,
3.043s, 2013	308,849	265,996

		2,612,404
Consumer cyclicals (0.3%)
Affinion Group, Inc. bank term loan FRN Ser. B,
4.645s, 2013	624,000	446,940

Allison Transmission bank term loan FRN Ser. B,
3.169s, 2014	609,219	392,075

Dana Corp. bank term loan FRN 7 1/4s, 2015	552,469	233,878

DirecTV Holdings, LLC bank term loan FRN 5 1/4s, 2013	671,625	643,640

Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 7.708s, 2011	490,220	397,078

Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B2, 4.16s, 2015	619,320	384,260

Idearc, Inc. bank term loan FRN Ser. B, 3.417s, 2014	617,697	208,782

Lear Corp bank term loan FRN 3.243s, 2013	620,222	278,411

National Bedding Co. bank term loan FRN 3.009s, 2011	287,071	123,082

Navistar Financial Corp. bank term loan FRN
4.358s, 2012	166,400	117,589

Navistar International Corp. bank term loan FRN
3.721s, 2012	457,600	323,371

Yankee Candle Co., Inc. bank term loan FRN 3.4s, 2014	370,000	199,800

		3,748,906

SENIOR LOANS (0.8%)* [c] cont.	Principal amount	Value

Consumer staples (0.1%)
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 3.198s, 2014	$617,729	$481,657

Spectrum Brands, Inc. bank term loan FRN 0.298s, 2013	39,838	24,434

Spectrum Brands, Inc. bank term loan FRN Ser. B1,
5.897s, 2013	578,280	354,678

		860,769
Financials (—%)
Lender Processing Services, Inc. bank term loan FRN
Ser. B, 2.961s, 2014	835,800	800,279

		800,279
Health care (0.1%)
Health Management Associates, Inc. bank term loan
FRN 3.209s, 2014	589,821	417,509

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014	39,891	34,007

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 2.461s, 2014	430,140	366,695

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. DD, 2.461s, 2014	148,843	126,888

Sun Healthcare Group, Inc. bank term loan FRN
3.662s, 2014	104,035	84,789

Sun Healthcare Group, Inc. bank term loan FRN
Ser. B, 3.597s, 2014	368,013	299,930

		1,329,818
Technology (—%)
First Data Corp. bank term loan FRN Ser. B1,
3.144s, 2014	271,690	171,368

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B, 3.931s, 2013	408,828	205,890

SunGard Data Systems, Inc. bank term loan FRN
3.707s, 2014	308,849	239,137

Travelport bank term loan FRN Ser. B, 3.074s, 2013	249,280	140,843

Travelport bank term loan FRN Ser. DD, 3.709s, 2013	141,536	78,552

		835,790
Transportation (—%)
Ceva Group PLC bank term loan FRN Ser. B, 6.18s,
2015 (Netherlands) F	165,000	59,872

		59,872
Total senior loans (cost $16,043,393)		$12,026,142

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	57,699	$2,683,004

Total convertible preferred stocks (cost $4,517,640)		$2,683,004

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

Chicago, Transit Auth. Transfer Tax Receipts Rev.
Bonds, Ser. B, 6.899s, 12/1/40	$945,000	$974,418

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34	980,000	588,539

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds,
Ser. A, 7.467s, 6/1/47	1,440,000	861,898

Total municipal bonds and notes (cost $3,364,896)		$2,424,855

SHORT-TERM INVESTMENTS (26.5%)*	Principal amount/shares	Value

Federated Prime Obligations Fund	332,863,416	$332,863,416

Interest in $300,000,000 joint tri-party repurchase
agreement dated January 30, 2009 with Deutsche Bank
Securities due February 2, 2009 — maturity value
of $9,500,230 for an effective coupon rate of 0.29%
(collateralized by various mortgage-backed
securities with yields ranging from 5.0% to 5.5%
and due dates ranging from April 1, 2036 to June 1,
2038, valued at $306,000,000)	$9,500,000	9,500,000

Gemini Securitization Corp. for an effective yield
of 0.73%, maturity date March 16, 2009	20,000,000	19,982,083

U.S. Treasury Bills with effective yields ranging
from 0.33% to 0.47%, maturity date
November 19, 2009 #	13,290,000	13,222,859

Total short-term investments (cost $375,589,875)		$375,568,358

TOTAL INVESTMENTS

Total investments (cost $3,578,481,355)		$3,299,576,789

Key to holding’s currency abbreviations
EUR	Euro
USD/$	United States Dollar

* Percentages indicated are based on net assets of $1,416,052,493.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2009.

## Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at January 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs.

R Real Estate Investment Trust.

At January 31, 2009, liquid assets totaling $895,333,777 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2009.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at January 31, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO SELL at 1/31/09 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$307,934	$330,729	2/18/09	$22,795

Total				$22,795

FUTURES CONTRACTS OUTSTANDING at 1/31/09 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	483	$119,222,513	Jun-09	$(1,781,927)

Euro-Dollar 90 day (Short)	1,442	355,579,175	Sep-09	(5,843,420)

Euro-Dollar 90 day (Short)	1,347	331,530,375	Dec-09	(5,555,289)

Euro-Dollar 90 day (Short)	81	19,902,713	Mar-10	(397,796)

U.S. Treasury Bond 20 yr (Short)	32	4,054,500	Mar-09	451,662

U.S. Treasury Note 2 yr (Short)	2,926	636,770,750	Mar-09	(568,750)

U.S. Treasury Note 5 yr (Short)	177	20,916,422	Mar-09	170,982

U.S. Treasury Note 10 yr (Short)	1,475	180,941,016	Mar-09	2,922,772

Total				$(10,601,766)

WRITTEN OPTIONS OUTSTANDING at 1/31/09 (premiums received $29,229,511) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.215%
versus the three month USD-LIBOR-BBA maturing
on February 18, 2020.	$111,851,000	Feb-10/5.215	$18,205,987

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.22%
versus the three month USD-LIBOR-BBA maturing
on February 24, 2020.	71,681,000	Feb-10/5.22	11,676,118

Option on an interest rate swap with JPMorgan Chase
Bank for the obligation to pay a fixed rate of 4.40%
versus the three month USD-LIBOR-BBA maturing
November 9, 2019.	31,796,000	Nov-09/4.40	3,395,813

Option on an interest rate swap with JPMorgan Chase
Bank for the obligation to receive a fixed rate of 4.40%
versus the three month USD-LIBOR-BBA maturing
November 9, 2019.	31,796,000	Nov-09/4.40	393,317

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.08%
versus the three month USD-LIBOR-BBA maturing
on February 24, 2020.	71,681,000	Feb-10/5.08	10,914,866

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	20,548,000	May-12/5.51	3,260,351

WRITTEN OPTIONS OUTSTANDING at 1/31/09 (premiums received $29,229,511) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 5.215%
versus the three month USD-LIBOR-BBA maturing
on February 18, 2020.	$111,851,000	Feb-10/5.215	$770,653

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 5.08%
versus the three month USD-LIBOR-BBA maturing
on February 24, 2020.	71,681,000	Feb-10/5.08	589,218

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 5.22%
versus the three month USD-LIBOR-BBA maturing
on February 24, 2020.	71,681,000	Feb-10/5.22	505,351

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	20,548,000	May-12/5.51	439,680

Total			$50,151,354

TBA SALE COMMITMENTS OUTSTANDING at 1/31/09 (proceeds receivable $675,856,094) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, February 1, 2039	$70,000,000	2/12/09	$72,909,375

FNMA, 5 1/2s, February 1, 2039	60,000,000	2/12/09	61,406,250

FNMA, 5s, February 1, 2039	410,000,000	2/12/09	416,662,500

FNMA, 4 1/2s, February 1, 2039	119,000,000	2/12/09	119,743,750

Total			$670,721,875

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/09 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$34,964,000	$—	5/23/10	3 month USD-
			LIBOR-BBA	3.155%	$836,513

14,800,000	—	7/18/13	4.14688%	3 month USD-
				LIBOR-BBA	(1,124,153)

39,950,000	—	8/26/18	3 month USD-
			LIBOR-BBA	4.54375%	5,709,537

437,762,000	—	9/10/10	3 month USD-
			LIBOR-BBA	3.22969%	15,648,400

1,007,000	—	9/18/38	4.36125%	3 month USD-
				LIBOR-BBA	(199,601)

986,640,000	—	9/18/10	3 month USD-
			LIBOR-BBA	2.86667%	28,880,312

46,930,000	146,490	10/1/18	3 month USD-
			LIBOR-BBA	4.30%	5,800,499

170,477,000	960,746	10/14/18	3 month USD-
			LIBOR-BBA	4.30%	21,440,243

200,780,000	501,348	10/14/38	4.25%	3 month USD-
				LIBOR-BBA	(34,968,838)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
$84,099,000	$31,743	10/20/18	3 month USD-
			LIBOR-BBA	4.60%	$12,320,686

311,159,000	(282,859)	10/20/10	3.00%	3 month USD-
				LIBOR-BBA	(10,503,136)

35,934,000	—	5/8/28	4.95%	3 month USD-
				LIBOR-BBA	(8,265,646)

Barclays Bank PLC
552,632,000	—	12/9/10	3 month USD-
			LIBOR-BBA	2.005%	3,326,174

83,342,000	—	12/9/20	3 month USD-
			LIBOR-BBA	2.91875%	(2,231,271)

743,141,000	—	12/17/13	2.42875%	3 month USD-
				LIBOR-BBA	1,369,289

Citibank, N.A.
82,939,000	—	9/16/10	3.175%	3 month USD-
				LIBOR-BBA	(2,919,283)

317,224,000	—	9/17/13	3 month USD-
			LIBOR-BBA	3.4975%	18,163,431

189,783,000	—	9/18/38	4.45155%	3 month USD-
				LIBOR-BBA	(40,908,984)

480,165,000	—	9/18/10	3 month USD-
			LIBOR-BBA	2.92486%	14,609,672

73,654,000	—	6/29/18	2.477%	3 month USD-
				LIBOR-BBA	3,202,698

Credit Suisse International
6,183,900	—	9/16/10	3.143%	3 month USD-
				LIBOR-BBA	(213,765)

197,328,000	—	9/18/10	3 month USD-
			LIBOR-BBA	2.91916%	5,982,058

88,743,000	—	9/23/10	3 month USD-
			LIBOR-BBA	3.32%	3,457,477

144,979,000	—	10/9/10	3 month USD-
			LIBOR-BBA	2.81%	4,173,855

84,619,000	80,443	10/31/18	4.35%	3 month USD-
				LIBOR-BBA	(10,366,668)

99,000,000	—	12/5/20	3 month USD-
			LIBOR-BBA	3.01%	(1,712,129)

118,329,000	—	9/23/38	4.7375%	3 month USD-
				LIBOR-BBA	(32,056,575)

167,500,000	(1,790,313)	12/10/38	2.69%	3 month USD-
				LIBOR-BBA	20,065,492

110,620,000	1,182,355	12/10/38	3 month USD-
			LIBOR-BBA	2.69%	(13,251,610)

44,815,000	—	1/13/14	3 month USD-
			LIBOR-BBA	2.095%	(788,632)

45,088,000	—	1/16/19	3 month USD-
			LIBOR-BBA	2.32%	(2,844,802)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
$87,029,000	$—	1/30/11	1.45%	3 month USD-
				LIBOR-BBA	$350,289

82,582,000	—	9/24/10	3 month USD-
			LIBOR-BBA	3.395%	3,344,436

49,357,000	—	10/17/18	4.585%	3 month USD-
				LIBOR-BBA	(7,162,428)

661,444,000	—	10/24/10	3 month USD-
			LIBOR-BBA	2.604%	16,505,081

3,548,000	—	11/21/18	3.75%	3 month USD-
				LIBOR-BBA	(224,080)

124,641,000	(106,745)	11/21/10	3 month USD-
			LIBOR-BBA	2.25%	1,310,423

117,829,000	—	11/28/13	3 month USD-
			LIBOR-BBA	2.8725%	2,305,738

302,096,000	—	12/5/13	2.590625%	3 month USD-
				LIBOR-BBA	(1,719,954)

207,237,000	—	12/9/13	3 month USD-
			LIBOR-BBA	2.5225%	469,426

87,091,000	—	12/11/18	2.94%	3 month USD-
				LIBOR-BBA	803,160

138,675,000	—	12/15/18	3 month USD-
			LIBOR-BBA	2.80776%	(2,873,897)

69,486,000	—	12/16/28	3 month USD-
			LIBOR-BBA	2.845%	(5,520,805)

536,000,000	—	12/17/13	3 month USD-
			LIBOR-BBA	2.39%	(1,972,443)

267,567,000	—	12/17/23	3 month USD-
			LIBOR-BBA	2.81682%	(16,230,149)

891,471,000	—	12/19/10	3 month USD-
			LIBOR-BBA	1.53429%	(1,754,460)

51,968,000	—	12/24/13	2.165%	3 month USD-
				LIBOR-BBA	712,133

217,019,000	—	12/30/13	2.15633%	3 month USD-
				LIBOR-BBA	3,124,720

211,400,000	—	1/8/29	3 month USD-
			LIBOR-BBA	3.19625%	(5,811,129)

676,000,000	—	1/8/14	2.375%	3 month USD-
				LIBOR-BBA	3,010,547

85,766,000	—	1/9/14	3 month USD-
			LIBOR-BBA	2.165%	(1,236,728)

24,223,000	—	1/13/19	3 month USD-
			LIBOR-BBA	2.52438%	(1,102,699)

40,777,000	—	1/20/19	3 month USD-
			LIBOR-BBA	2.347%	(2,495,703)

875,376,000	—	1/27/16	2.51064%	3 month USD-
				LIBOR-BBA	14,849,400

341,607,000	—	1/27/39	3 month USD-
			LIBOR-BBA	3.12%	(16,583,567)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$28,130,000	$—	1/28/29	3 month USD-
			LIBOR-BBA	3.1785%	$(862,372)

192,000,000	443,000	1/30/29	3.11%	3 month USD-
				LIBOR-BBA	8,284,060

78,237,000	—	2/3/19	3.01%	3 month USD-
				LIBOR-BBA	—

Goldman Sachs International
69,773,000	—	4/8/10	3 month USD-
			LIBOR-BBA	2.64%	1,524,947

43,068,000	—	4/23/18	4.43%	3 month USD-
				LIBOR-BBA	(5,577,716)

59,528,000	—	5/19/18	4.525%	3 month USD-
				LIBOR-BBA	(7,702,216)

71,732,000	—	5/30/28	5.014%	3 month USD-
				LIBOR-BBA	(17,105,653)

159,007,000	74,929	10/24/10	3 month USD-
			LIBOR-BBA	2.60%	4,029,803

161,174,000	(997,650)	11/18/18	3 month USD-
			LIBOR-BBA	4.10%	14,153,517

160,624,000	(585,267)	11/18/13	3 month USD-
			LIBOR-BBA	3.45%	7,019,795

265,181,000	(72,938)	11/18/10	3 month USD-
			LIBOR-BBA	2.35%	3,460,977

184,000,000	—	12/16/18	3 month USD-
			LIBOR-BBA	2.78%	(4,230,767)

JPMorgan Chase Bank, N.A.
5,125,000	—	2/15/13	3 month USD-
			LIBOR-BBA	3.585%	313,981

306,762,000	—	3/5/18	4.325%	3 month USD-
				LIBOR-BBA	(37,283,385)

63,909,000	—	3/7/18	4.45%	3 month USD-
				LIBOR-BBA	(8,424,276)

50,608,000	—	3/12/18	3 month USD-
			LIBOR-BBA	4.4525%	6,679,533

15,899,000	—	3/11/38	5.0025%	3 month USD-
				LIBOR-BBA	(5,059,360)

113,217,000	—	3/11/38	5.03%	3 month USD-
				LIBOR-BBA	(36,620,683)

230,165,000	—	3/15/10	3 month USD-
			LIBOR-BBA	2.5%	4,274,803

111,087,000	—	3/20/13	3 month USD-
			LIBOR-BBA	3.145%	4,649,300

157,185,000	—	3/20/13	3 month USD-
			LIBOR-BBA	3.13%	6,477,441

55,034,000	—	3/25/10	3 month USD-
			LIBOR-BBA	2.325%	956,090

92,513,000	—	3/26/10	3 month USD-
			LIBOR-BBA	2.33375%	1,614,214

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$154,761,000	$—	4/8/13	3 month USD-
			LIBOR-BBA	3.58406%	$9,315,458

58,275,000	—	5/23/10	3 month USD-
			LIBOR-BBA	3.16%	1,398,266

60,000,000	—	6/13/13	4.47%	3 month USD-
				LIBOR-BBA	(5,385,000)

35,000,000	—	6/27/18	3 month USD-
			LIBOR-BBA	4.8305%	5,378,765

134,430,000	—	7/16/10	3 month USD-
			LIBOR-BBA	3.384%	3,907,730

59,604,000	—	7/22/10	3 month USD-
			LIBOR-BBA	3.565%	1,879,281

58,390,000	—	10/23/13	3 month USD-
			LIBOR-BBA	3.535%	3,436,940

24,473,000	73,803	11/4/18	4.45%	3 month USD-
				LIBOR-BBA	(2,956,263)

2,085,000	9,901	11/4/13	3.85%	3 month USD-
				LIBOR-BBA	(125,963)

16,000,000	—	12/11/18	3 month USD-
			LIBOR-BBA	2.941%	(146,091)

92,650,000	—	12/19/18	5%	3 month USD-
				LIBOR-BBA	(15,944,627)

101,030,000	—	1/26/39	3 month USD-
			LIBOR-BBA	3.05%	(6,237,554)

349,719,000	—	1/26/14	2.2156%	3 month USD-
				LIBOR-BBA	4,327,950

Merrill Lynch Capital Services, Inc.
10,114,000	—	10/26/12	4.6165%	3 month USD-
				LIBOR-BBA	(989,867)

223,165,000	—	5/19/10	3.2925%	3 month USD-
				LIBOR-BBA	(5,758,355)

74,426,000	—	7/22/10	3 month USD-
			LIBOR-BBA	3.5375%	2,316,328

UBS AG
1,793,207,000	—	10/29/10	2.75%	3 month USD-
				LIBOR-BBA	(49,437,066)

25,738,000	855,575	11/10/28	4.45%	3 month USD-
				LIBOR-BBA	(3,249,327)

328,941,000	(8,356,303)	11/10/18	3 month USD-
			LIBOR-BBA	4.45%	32,763,949

12,667,000	—	11/24/10	3 month USD-
			LIBOR-BBA	2.05%	93,844

349,000,000	674,028	12/19/20	3 month USD-
			LIBOR-BBA	2.34%	(28,910,024)

Total					$(129,021,039)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited)

		Upfront				Fixed payments
	premium				Termi-	received	Unrealized
Swap counterparty /		received	Notional		nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount		date	per annum	(depreciation)
Bank of America, N.A.

DJ ABX CMBX BBB
Index	—	$3,986	$5,796,783	F	10/12/52	(134 bp)	$3,968,768

Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	—	330,000		12/20/12	95 bp	(108,467)

International Lease
Finance Corp.,
4.15%, 1/20/15	—	(7,500)	75,000		12/20/13	(500 bp)	(279)

Mattel, Inc.,
7 1/4%, 7/9/12	—	—	330,000		3/20/13	(157.2 bp)	2,277

Meadwestvaco Corp.,
6.85%, 4/1/12	—	—	12,000		3/20/18	(177 bp)	96

MetLife Inc., 5%,
6/15/15	—	—	1,240,000		12/20/13	(384 bp)	70,416

Motorola, Inc.,
6.5%, 9/1/25	—	—	205,000		11/20/11	(240 bp)	14,486

Ryder System Inc.,
6.95%, 12/1/25	—	—	330,000		3/20/13	(135 bp)	21,167

Sealed Air Corp.,
5 5/8%, 7/15/13	—	—	210,000		9/20/13	(169 bp)	24,813

Spectra Energy
Capital, 6 1/4%,
2/15/13	—	—	330,000		9/20/14	(115 bp)	5,227

Citibank, N.A.
Arrow Electronic
Inc., 6 7/8%, 6/1/18	—	—	730,000		3/20/13	(43 bp)	42,932

International Lease
Finance Corp.,
4.15%, 1/20/15	—	—	210,000		6/20/13	(222.50 bp)	38,967

Lexmark
International,
Inc., 5.9%, 6/1/13	Baa2	—	80,000		6/20/13	108.5 bp	6,924

Lighthouse
International Co.,
SA, 8%, 4/30/14	B3	—	EUR 55,000		3/20/13	815 bp	(16,173)

Macy’s Retail
Holdings, Inc.,
6 5/8%, 4/1/11	—	—	$60,000		6/20/11	(162 bp)	6,423

Mohawk Industries,
Inc., 7.2%, 4/15/12	—	—	235,000		3/20/16	(140 bp)	23,816

Newell Rubbermaid,
Inc., 6.35%, 7/15/28	—	—	160,000		6/20/13	(85 bp)	8,490

Sara Lee Corp.,
6 1/8%, 11/1/32	—	—	865,000		9/20/11	(43 bp)	3,893

Telecom Italia SPA.
5 3/8%, 1/29/19	—	—	445,000		9/20/11	(218 bp)	14,702

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received	Notional		nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount		date	per annum	(depreciation)

Credit Suisse International
DJ CDX NA IG Series
11 Index	—	$(31,689)	$1,340,000		12/20/13	(150 bp)	$(6,588)

DJ CMB NA CMBX AAA
Index	AAA	6,576,591	39,512,000		12/13/49	8 bp	(6,384,838)

DJ CMB NA CMBX AAA
Index	AAA	7,733,350	49,365,000		2/17/51	35 bp	(8,681,760)

DJ CMB NA CMBX AAA
Index	—	(18,205)	219,000		12/13/49	(8 bp)	53,635

DJ CMB NA CMBX AAA
Index	—	(89,032)	1,185,000		2/17/51	(35 bp)	305,010

DJ CMB NA CMBX AAA
Index	—	(4,460,462)	39,129,000		2/17/51	(35 bp)	8,550,920

DJ CMB NA CMBX AAA
Index	—	(301,735)	3,842,000		2/17/51	(35 bp)	975,827

DJ CMB NA CMBX AAA
Index	—	(143,273)	1,921,000		2/17/51	(35 bp)	495,507

DJ CMB NA CMBX AAA
Index	—	(1,578,928)	11,282,000		2/17/51	(35 bp)	2,172,623

DJ CMB NA CMBX AJ
Index	—	(1,174,174)	3,652,000		2/17/51	(96 bp)	1,108,267

General Electric
Capital Corp.,
5 5/8%, 9/15/17	Aaa	—	410,000		12/20/13	530 bp	22,302

Liberty Mutual
Insurance, 7 7/8%,
10/15/26	—	—	2,755,000		12/20/13	(210 bp)	4,427

Southwest Airlines,
5 1/4%, 10/1/14	—	—	55,000		3/20/12	(190 bp)	2,605

Deutsche Bank AG
Cadbury Schweppes
US Finance LLC,
5 1/8%, 10/1/13	—	—	230,000		12/20/13	(86 bp)	(2,994)

CNA Financial
Corp., 5.85%,
12/15/14	—	—	285,000		9/20/16	(155 bp)	24,041

DJ ABX CMBX AAA
Index	AAA	154,944	2,570,000	F	2/17/51	35 bp	(700,033)

DJ CDX NA IG Series
11 Index	BBB+	244,057	15,215,000		12/20/13	150 bp	(40,945)

DJ iTraxx Europe
Series 8 Version 1	—	(6,235)	EUR 65,000		12/20/12	(375 bp)	11,471

DJ iTraxx Europe
Series 9 Version 1	—	15,712	EUR 230,000		6/20/13	(650 bp)	58,586

Expedia Inc.,
7.456%, 8/15/18	—	—	$60,000		12/20/13	(310 bp)	5,077

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received	Notional		nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount		date	per annum	(depreciation)

Deutsche Bank AG cont.
General Electric
Capital Corp., 6%,
6/15/12	Aaa	$—	$1,745,000		9/20/13	109 bp	$(200,201)

Genworth Financial
Inc., 5 3/4%,
6/15/14	—	—	210,000		6/20/18	(143 bp)	98,847

Grohe Holding Gmbh,
8 5/8%, 10/1/14	B3	—	EUR 15,000		6/20/09	400 bp	(1,763)

Grohe Holding Gmbh,
8 5/8%, 10/1/14	B3	—	EUR 55,000		6/20/09	400 bp	(6,464)

Hanson PLC.,
7 7/8%, 9/27/10	—	—	$50,000		9/20/16	(255 bp)	23,207

iStar Financial,
Inc., 6%, 12/15/10	Ba3	39,151	580,000		3/20/09	500 bp	(14,128)

Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	35,000		12/20/13	112 bp	(3,536)

Packaging
Corporation of
America, 5 3/4%,
8/1/13	—	—	345,000		9/20/13	(129 bp)	8,970

Pitney Bowes, Inc.,
4 5/8%, 10/1/12	—	—	125,000		3/20/18	(95 bp)	344

PPG Industries,
Inc., 7.05%, 8/15/09	—	—	185,000		3/20/18	(154 bp)	13,743

Reynolds American,
Inc., 7 5/8%, 6/1/16	—	—	695,000		6/20/13	(105 bp)	62,178

Tyco Electronics
Group, 6.55%,
10/1/17	—	—	180,000		12/20/17	(125.5 bp)	11,186

Goldman Sachs International
CVS Caremark Corp.,
4 7/8%, 9/15/14	—	—	15,000		9/20/13	(59 bp)	197

CVS Caremark Corp.,
4 7/8%, 9/15/14	—	—	20,000		9/20/11	(50 bp)	257

DJ CDX NA CMBX AAA
Index	AAA	65,836	1,800,000		3/15/49	7 bp	(408,719)

DJ CDX NA HY Series
9 Index 25-35%
tranche	BBB+	—	8,723,000	F	12/20/10	305 bp	(1,424,989)

DJ CDX NA HY Series
9 Index 35-100%
tranche	AAA	—	8,021,748		12/20/10	153.5 bp	(160,129)

DJ CDX NA IG Series
11 Index	—	(2,774,427)	109,523,000		12/20/18	(140 bp)	(1,922,824)

DJ CMB NA CMBX AAA
Index	—	(526,385)	7,131,000		2/17/51	(35 bp)	1,861,987

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront			Fixed payments
	premium			Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
Lighthouse
International Co,
SA, 8%, 4/30/14	B3	$—	EUR 45,000	3/20/13	680 bp	$(15,260)

Rhodia SA,
Euribor+275,
10/15/13	—	—	EUR 265,000	9/20/13	(387 bp)	109,406

Southern California
Edison Co., 7 5/8%,
1/15/10	A3	—	$60,000	12/20/13	118.1 bp	(5,892)

JPMorgan Chase Bank, N.A.
Anheuser-Busch Co.,
Inc. 5 5/8%, 10/1/10	—	—	215,000	3/20/17	(133 bp)	(5,247)

CenturyTel. Inc.,
6%, 4/1/17	—	—	65,000	6/20/13	(95 bp)	196

Codere Finance
(Luxembourg) S.A.,
8.25%, 6/15/15	B+	—	EUR 45,000	3/20/13	795 bp	(12,960)

DJ CDX NA IG Series
11 Index	—	(6,799)	$310,000	12/20/13	(150 bp)	(992)

DJ CMB NA CMBX AAA
Index	AAA	677,817	5,680,000	2/17/51	35 bp	(1,204,165)

DJ CMB NA CMBX AAA
Index	AAA	892,815	7,133,000	12/13/49	8 bp	(1,463,633)

DJ CMB NA CMBX AAA
Index	AAA	111,819	1,024,000	2/17/51	35 bp	(227,468)

DJ CMB NA CMBX AAA
Index	—	(668,539)	8,306,000	2/17/51	(35 bp)	2,083,529

DJ CMB NA CMBX AAA
Index	—	(149,449)	1,919,000	2/17/51	(35 bp)	486,383

DJ iTraxx Europe
Crossover Series 8
Version 1	—	(17,237)	EUR 129,000	12/20/12	(375 bp)	17,302

Domtar Corp.,
7 1/8%, 8/15/15	—	—	$310,000	12/20/11	(500 bp)	14,246

Expedia, Inc.,
7.456%, 8/15/18	—	—	40,000	9/20/13	(300 bp)	3,403

Freeport-McMoRan
Copper & Gold,
Inc., 8 3/8%, 4/1/17	—	—	120,000	6/20/12	(145 bp)	21,433

GATX Corp., 8.875%,
6/1/09	—	—	560,000	3/20/16	(100 bp)	71,137

General Growth
Properties, conv.
bond 3.98%, 4/15/27	CC-	—	100,000	6/20/12	750 bp	(72,041)

General Growth
Properties, conv.
bond 3.98%, 4/15/27	CC-	—	25,000	9/20/13	775 bp	(18,283)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received	Notional		nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount		date	per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
GMAC, LLC, 6 7/8%,
8/28/12	C	$23,000	$400,000		3/20/09	500 bp	$20,394

iStar Financial,
Inc., 6%, 12/15/10	Ba3	39,200	560,000		3/20/09	500 bp	(17,722)

Lexmark
International,
Inc., 5.9%, 6/1/13	—	—	75,000		6/20/13	(113 bp)	6,359

Lexmark
International,
Inc., 5.9%, 6/1/13	—	—	1,905,000		6/20/13	(113 bp)	161,512

Lexmark
International,
Inc., 5.9%, 6/1/13	—	—	140,000		6/20/13	(113 bp)	11,870

Merrill Lynch Capital Services, Inc.
Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	35,000		12/20/13	113 bp	(3,521)

Merrill Lynch International
AmerisourceBergen
Corp., 5 7/8%,
9/15/15	—	—	20,000		9/20/12	(65 bp)	50

Block Financial
LLC. 5 1/8%,
10/30/14	—	—	195,000		12/20/14	(69 bp)	2,739

Computer Sciences
Corp, 5%, 2/15/13	—	—	65,000		3/20/13	(66 bp)	470

Kinder Morgan,
Inc., 6 1/2%, 9/1/12	—	—	558,000		9/20/12	(128 bp)	28,431

MGM Mirage Inc.,
5 7/8%, 2/27/14	—	—	130,000		9/20/10	(470 bp)	31,835

Supervalu, Inc.,
7 1/2%, 05/15/12	—	—	520,000		8/1/09	(90 bp)	6,898

Morgan Stanley Capital Services, Inc.
DJ ABX CMBX AAA
Index	AAA	1,520,729	21,365,000	F	3/15/49	7 bp	(4,094,593)

DJ CMB NA CMBX AAA
Index	—	(59,516)	920,000	F	12/13/49	(8 bp)	245,639

DJ CMB NA CMBX AAA
Index	—	(90)	1,000	F	2/17/51	(35 bp)	243

DJ CMB NA CMBX AAA
Index	AAA	122	1,000		2/17/51	35 bp	(206)

DJ CMB NA CMBX AAA
Index	AAA	122,467	920,000	F	12/13/49	8 bp	(181,529)

UBS, AG
Cardinal Health
Inc., 5.85%,
12/15/17	—	—	330,000		6/20/13	(49 bp)	2,809

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/09 (Unaudited) cont.

		Upfront			Fixed payments
	premium			Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

UBS AG cont.
Hanson PLC.,
7 7/8%, 9/27/10	—	$—	$125,000	9/20/16	(250 bp)	$58,215

Starwood Hotels &
Resorts Worldwide,
Inc., 7 7/8%, 5/1/12	—	—	710,000	6/20/12	(195 bp)	93,499

Total						$(3,805,733)

* Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represents the average of the ratings of all the securities included in that index. The Moody’s or Standard & Poor’s ratings are believed to be the most recent ratings available at January 31, 2009.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of January 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$1,077,764,450	$(10,601,766)

Level 2	2,209,534,945	(148,591,601)

Level 3	12,277,394	—

Total	$3,299,576,789	$(159,193,367)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of January 31, 2009:

Investment in securities

Balance as of July 31, 2008	$1,678,803

Accrued discounts/premiums	—

Realized gain/loss	—

Change in net unrealized appreciation/(depreciation)	—

Net purchases/sales	—

Net transfers in and/or out of Level 3	10,598,591

Balance as of January 31, 2009	$12,277,394

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,578,481,355)	$3,299,576,789

Dividends, interest and other receivables	11,593,677

Receivable for shares of the fund sold	899,777

Receivable for securities sold	47,828,645

Receivable for sales of delayed delivery securities (Notes 1 and 6)	676,885,970

Unrealized appreciation on swap contracts (Note 1)	363,631,270

Receivable for variation margin (Note 1)	1,623,828

Receivable for open forward currency contracts (Note 1)	22,795

Receivable for closed forward currency contracts (Note 1)	711

Receivable for open swap contracts (Note 1)	17,968

Receivable for closed swap contracts (Note 1)	18,472,792

Premium paid on swap contracts (Note 1)	24,205,750

Total assets	4,444,759,972

LIABILITIES

Payable to custodian (Note 2)	31,608,104

Payable for securities purchased	21,994,227

Payable for purchases of delayed delivery securities (Notes 1 and 6)	1,559,899,917

Payable for shares of the fund repurchased	7,397,075

Payable for compensation of Manager (Note 2)	2,091,767

Payable for investor servicing fees (Note 2)	431,415

Payable for custodian fees (Note 2)	33,327

Payable for Trustee compensation and expenses (Note 2)	370,025

Payable for administrative services (Note 2)	4,470

Payable for distribution fees (Note 2)	399,540

Payable for open swap contracts (Note 1)	13,680

Payable for closed swap contracts (Note 1)	162,401,278

Payable for receivable purchase agreement (Note 2)	1,064,282

Written options outstanding, at value (premiums received $29,229,511) (Notes 1 and 3)	50,151,354

Premium received on swap contracts (Note 1)	23,255,957

Unrealized depreciation on swap contracts (Note 1)	496,458,042

TBA sales commitments, at value (proceeds receivable $675,856,094) (Note 1)	670,721,875

Other accrued expenses	411,144

Total liabilities	3,028,707,479

Net assets	$1,416,052,493

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,741,492,854

Distributions in excess of net investment income (Note 1)	(31,138,935)

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(857,792,693)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(436,508,733)

Total — Representing net assets applicable to capital shares outstanding	$1,416,052,493

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,096,372,127 divided by 124,490,074 shares)	$8.81

Offering price per class A share (100/94.25 of $8.81)*	$9.35

Net asset value and offering price per class B share ($98,590,979 divided by 11,320,586 shares)**	$8.71

Net asset value and offering price per class C share ($23,444,368 divided by 2,678,847 shares)**	$8.75

Net asset value and redemption price per class M share ($73,347,927 divided by 8,430,347 shares)	$8.70

Offering price per class M share (100/96.50 of $8.70)*	$9.02

Net asset value, offering price and redemption price per class R share
($1,291,126 divided by 147,063 shares)	$8.78

Net asset value, offering price and redemption price per class Y share
($123,005,966 divided by 13,920,531 shares)	$8.84

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $16,748)	$17,323,363

Interest (including interest income of $26,421 from investments in affiliated issuers) (Note 5)	15,996,806

Securities lending	311,504

Total investment income	33,631,673

EXPENSES

Compensation of Manager (Note 2)	5,471,476

Investor servicing fees (Note 2)	2,938,168

Custodian fees (Note 2)	69,701

Trustee compensation and expenses (Note 2)	53,428

Administrative services (Note 2)	26,815

Distribution fees — Class A (Note 2)	1,976,373

Distribution fees — Class B (Note 2)	715,739

Distribution fees — Class C (Note 2)	166,249

Distribution fees — Class M (Note 2)	362,389

Distribution fees — Class R (Note 2)	7,131

Other	405,691

Fees waived and reimbursed by Manager (Notes 2 and 5)	(127,677)

Total expenses	12,065,483

Expense reduction (Note 2)	(127,271)

Net expenses	11,938,212

Net investment income	21,693,461

Net realized loss on investments (Notes 1 and 3)	(460,574,754)

Net realized loss on swap contracts (Note 1)	(156,906,428)

Net realized loss on futures contracts (Note 1)	(212,572,708)

Net realized gain on foreign currency transactions (Note 1)	39,301

Net realized gain on written options (Notes 1 and 3)	13,401,947

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	87,574

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(116,717,485)

Net loss on investments	(933,242,553)

Net decrease in net assets resulting from operations	$(911,549,092)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/09*	Year ended 7/31/08

Operations:
Net investment income	$21,693,461	$136,983,756

Net realized gain (loss) on investments and foreign
currency transactions	(816,612,642)	43,219,832

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(116,629,911)	(609,528,539)

Net decrease in net assets resulting from operations	(911,549,092)	(429,324,951)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(45,852,121)	(110,582,286)

Class B	(3,505,352)	(9,668,928)

Class C	(807,736)	(1,904,069)

Class M	(2,514,495)	(5,379,758)

Class R	(89,557)	(75,390)

Class Y	(5,852,682)	(14,153,388)

Net realized short-term gain on investments

Class A	—	(100,322,461)

Class B	—	(11,660,603)

Class C	—	(2,208,422)

Class M	—	(5,622,960)

Class R	—	(65,959)

Class Y	—	(12,111,818)

From net realized long-term gain on investments
Class A	(13,098,235)	(161,440,412)

Class B	(1,164,432)	(18,764,418)

Class C	(272,167)	(3,553,826)

Class M	(814,268)	(9,048,552)

Class R	(27,166)	(106,143)

Class Y	(1,610,915)	(19,490,519)

Redemption fees (Note 1)	2,838	5,227

Decrease from capital share transactions (Note 4)	(412,313,375)	(501,093,133)

Total decrease in net assets	(1,399,468,755)	(1,416,572,769)

NET ASSETS

Beginning of period	2,815,521,248	4,232,094,017

End of period (including distributions in excess of net investment income of $31,138,935 and undistributed net investment income
of $5,789,547, respectively)	$1,416,052,493	$2,815,521,248

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net	From net				Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a] ,b	investments	operations	income	investments	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	(%) [e,b]	net assets (%) [b]	turnover (%)

Class A
January 31, 2009 **	$13.99	.12	(4.90)	(4.78)	(.31)	(.09)	(.40)	—	$8.81	(34.44) *	$1,096,372	.56 *	1.10 *	107.32 *[h]
July 31, 2008	18.10	.61	(2.55)	(1.94)	(.64)	(1.53)	(2.17)	—	13.99	(11.84)	2,173,291	1.00	3.80	123.75 [h]
July 31, 2007	18.21	.48	1.46	1.94	(.52)	(1.53)	(2.05)	—	18.10	10.99	3,184,271.96		2.61	144.33 [h]
July 31, 2006	18.40	.42 [f]	.27	.69	(.50)	(.38)	(.88)	—	18.21	3.89 f	3,155,761	.90 [f]	2.31 [f]	117.11 [h]
July 31, 2005	16.91	.35 [g]	1.47	1.82	(.33)	—	(.33)	—	18.40	10.89	3,458,405.98		1.97 [g]	169.29 [h]
July 31, 2004	15.72	.32	1.20	1.52	(.33)	—	(.33)	—	16.91	9.77	3,322,532	1.00	1.90	165.66

Class B
January 31, 2009 **	$13.83	.08	(4.85)	(4.77)	(.26)	(.09)	(.35)	—	$8.71	(34.71) *	$98,591	.94 *	.71 *	107.32 *[h]
July 31, 2008	17.90	.48	(2.52)	(2.04)	(.50)	(1.53)	(2.03)	—	13.83	(12.50)	206,269	1.75	2.99	123.75 [h]
July 31, 2007	18.02	.33	1.46	1.79	(.38)	(1.53)	(1.91)	—	17.90	10.15	413,532	1.71	1.82	144.33 [h]
July 31, 2006	18.22	.28 [f]	.26	.54	(.36)	(.38)	(.74)	—	18.02	3.05 f	624,026	1.65 [f]	1.58 [f]	117.11 [h]
July 31, 2005	16.73	.21 [g]	1.48	1.69	(.20)	—	(.20)	—	18.22	10.17	917,951	1.73	1.22 [g]	169.29 [h]
July 31, 2004	15.56	.19	1.19	1.38	(.21)	—	(.21)	—	16.73	8.88	1,095,665	1.75	1.16	165.66

Class C
January 31, 2009 **	$13.90	.08	(4.88)	(4.80)	(.26)	(.09)	(.35)	—	$8.75	(34.75) *	$23,444	.94 *	.70 *	107.32 *[h]
July 31, 2008	17.97	.49	(2.52)	(2.03)	(.51)	(1.53)	(2.04)	—	13.90	(12.41)	46,134	1.75	3.03	123.75 [h]
July 31, 2007	18.09	.34	1.45	1.79	(.38)	(1.53)	(1.91)	—	17.97	10.16	69,893	1.71	1.86	144.33 [h]
July 31, 2006	18.30	.28 [f]	.25	.53	(.36)	(.38)	(.74)	—	18.09	3.01 f	70,192	1.65 [f]	1.56 [f]	117.11 [h]
July 31, 2005	16.81	.21 [g]	1.48	1.69	(.20)	—	(.20)	—	18.30	10.14	77,024	1.73	1.22 [g]	169.29 [h]
July 31, 2004	15.63	.19	1.20	1.39	(.21)	—	(.21)	—	16.81	8.92	75,185	1.75	1.16	165.66

Class M
January 31, 2009 **	$13.82	.09	(4.84)	(4.75)	(.28)	(.09)	(.37)	—	$8.70	(34.62) *	$73,348	.81 *	.80 *	107.32 *[h]
July 31, 2008	17.89	.53	(2.52)	(1.99)	(.55)	(1.53)	(2.08)	—	13.82	(12.23)	128,094	1.50	3.31	123.75 [h]
July 31, 2007	18.02	.38	1.45	1.83	(.43)	(1.53)	(1.96)	—	17.89	10.42	176,993	1.46	2.10	144.33 [h]
July 31, 2006	18.22	.33 [f]	.26	.59	(.41)	(.38)	(.79)	—	18.02	3.34 f	187,338	1.40 [f]	1.81 [f]	117.11 [h]
July 31, 2005	16.74	.26 [g]	1.47	1.73	(.25)	—	(.25)	—	18.22	10.39	215,816	1.48	1.47 [g]	169.29 [h]
July 31, 2004	15.57	.23	1.19	1.42	(.25)	—	(.25)	—	16.74	9.18	217,046	1.50	1.40	165.66

Class R
January 31, 2009 **	$13.94	.11	(4.88)	(4.77)	(.30)	(.09)	(.39)	—	$8.78	(34.51) *	$1,291	.69 *	.99 *	107.32 *[h]
July 31, 2008	18.04	.57	(2.54)	(1.97)	(.60)	(1.53)	(2.13)	—	13.94	(12.04)	4,274	1.25	3.66	123.75 [h]
July 31, 2007	18.15	.44	1.46	1.90	(.48)	(1.53)	(2.01)	—	18.04	10.76	2,044	1.21	2.38	144.33 [h]
July 31, 2006	18.36	.36 [f]	.27	.63	(.46)	(.38)	(.84)	—	18.15	3.57 f	1,525	1.15 [f]	2.00 [f]	117.11 [h]
July 31, 2005	16.89	.30 [g]	1.48	1.78	(.31)	—	(.31)	—	18.36	10.63	726	1.23	1.67 [g]	169.29 [h]
July 31, 2004	15.70	.21	1.29	1.50	(.31)	—	(.31)	—	16.89	9.60	127	1.25	1.33	165.66

Class Y
January 31, 2009 **	$14.04	.14	(4.92)	(4.78)	(.33)	(.09)	(.42)	—	$8.84	(34.36) *	$123,006	.43 *	1.24 *	107.32 *[h]
July 31, 2008	18.15	.66	(2.55)	(1.89)	(.69)	(1.53)	(2.22)	—	14.04	(11.57)	257,459.75		4.05	123.75 [h]
July 31, 2007	18.26	.53	1.46	1.99	(.57)	(1.53)	(2.10)	—	18.15	11.24	385,361.71		2.86	144.33 [h]
July 31, 2006	18.46	.47 [f]	.26	.73	(.55)	(.38)	(.93)	—	18.26	4.09 [f]	493,985	.65 [f]	2.59 [f]	117.11 [h]
July 31, 2005	16.95	.40 [g]	1.49	1.89	(.38)	—	(.38)	—	18.46	11.26	660,532.73		2.23 [g]	169.29 [h]
July 31, 2004	15.76	.36	1.21	1.57	(.38)	—	(.38)	—	16.95	10.03	848,161.75		2.16	165.66

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

80	81

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

January 31, 2009	0.01%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	0.01

July 31, 2005	0.01

July 31, 2004	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended July 31, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets.

h Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/09 (Unaudited)

Note 1: Significant accounting policies

The George Putnam Fund of Boston (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities.When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctua-tion of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsettingTBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold.The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2009, the fund had no securities out on loan.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2008, the fund had a capital loss carryover of $17,850,860 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$11,900,540	July 31, 2010

5,950,320	July 31, 2011

The aggregate identified cost on a tax basis is $3,546,460,624, resulting in gross unrealized appreciation and depreciation of $185,466,656 and $432,350,491, respectively, or net unrealized depreciation of $246,883,835.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended January 31, 2009, Putnam Management waived $124,893 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a“Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $4,129,699 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the“Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities within Payable for closed swap contracts. Future payments under the Agreements are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreements will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services

received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended January 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At January 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended January 31, 2009, the fund’s expenses were reduced by $65,609 under the expense offset arrangements and by $61,662 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $935, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $40,855 and $295 from the sale of class A and class M shares, respectively, and received $73,831 and $761 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $32 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,358,717,951 and $3,257,777,707, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended January 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$1,545,477,000	$43,872,569

Options opened	155,090,000	5,821,600
Options exercised	—	—
Options expired	(446,934,000)	(12,063,606)
Options closed	(638,519,000)	(8,401,052)

Written options
outstanding at
end of period	$615,114,000	$29,229,511

Note 4: Capital shares

At January 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	6,495,974	$68,042,544	16,056,731	$261,006,315

Shares issued in connection with	5,357,713	54,130,460	22,051,614	347,975,308
reinvestment of distributions

	11,853,687	122,173,004	38,108,345	608,981,623

Shares repurchased	(42,655,658)	(435,384,546)	(58,788,743)	(919,327,285)

Net decrease	(30,801,971)	$(313,211,542)	(20,680,398)	$(310,345,662)

	Six months ended 1/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	370,898	$3,775,866	917,379	$14,859,933

Shares issued in connection with	444,924	4,429,593	2,432,178	37,962,145
reinvestment of distributions

	815,822	8,205,459	3,349,557	52,822,078

Shares repurchased	(4,405,094)	(47,561,992)	(11,543,939)	(184,505,086)

Net decrease	(3,589,272)	$(39,356,533)	(8,194,382)	$(131,683,008)

	Six months ended 1/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	108,521	$1,161,693	308,883	$5,097,974

Shares issued in connection with	97,048	966,186	428,594	6,712,587
reinvestment of distributions

	205,569	2,127,879	737,477	11,810,561

Shares repurchased	(846,475)	(8,879,463)	(1,306,785)	(20,413,790)

Net decrease	(640,906)	$(6,751,584)	(569,308)	$(8,603,229)

	Six months ended 1/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	481,742	$4,942,155	854,157	$13,662,326

Shares issued in connection with	331,910	3,282,968	1,271,984	19,823,462
reinvestment of distributions

	813,652	8,225,123	2,126,141	33,485,788

Shares repurchased	(1,650,965)	(17,336,053)	(2,750,693)	(43,141,801)

Net decrease	(837,313)	$(9,110,930)	(624,552)	$(9,656,013)

	Six months ended 1/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	23,635	$252,284	253,697	$3,765,550

Shares issued in connection with	11,634	116,721	15,766	247,492
reinvestment of distributions

	35,269	369,005	269,463	4,013,042

Shares repurchased	(194,770)	(1,786,051)	(76,230)	(1,193,862)

Net increase (decrease)	(159,501)	$(1,417,046)	193,233	$2,819,180

	Six months ended 1/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,464,669	$45,838,807	4,457,341	$69,571,597

Shares issued in connection with	736,333	7,463,597	2,890,613	45,755,725
reinvestment of distributions

	5,201,002	53,302,404	7,347,954	115,327,322

Shares repurchased	(9,618,329)	(95,768,144)	(10,242,103)	(158,951,723)

Net decrease	(4,417,327)	$(42,465,740)	(2,894,149)	$(43,624,401)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2009, management fees paid were reduced by $2,784 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $26,421 for the period ended January 31, 2009. During the period ended January 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $73,164,134 and $120,358,864, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 9: Market and credit risk

In the normal course of business, the fund trades finan-cial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Note 10: Other items

The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. As of January 31, 2009, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. Any decision by the counterparty to elect early termination could impact the fund’s future derivative activity. At January 31, 2009, the fund had net unrealized gains/ (losses) on derivative contracts subject to the Master Agreements of $42,107,935 and $(174,911,912), respectively. The fund intends to seek a waiver of, or other relief from this provision, from the counterparties.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended January 31, 2009. The Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, and Putnam VT Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Morgan Stanley & Co. Inc., Merrill Lynch, Weeden & Co. L.P., Goldman Sachs & Co., and RBC Capital Markets. Commissions paid to these firms together represented approximately 44% of the total brokerage commissions paid for the year ended January 31, 2009.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are Barclays Capital, Sanford Bernstein, Citigroup Global Markets, Credit Suisse First Boston, Deutsche Bank Securities, Lehman Brothers, JPMorgan Clearing, Pulse Trading, UBS Securities, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International New Opportunities Fund*	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Growth and Income Fund*
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Capital Opportunities Fund*	Income
Europe Equity Fund*	American Government Income Fund
Global Equity Fund*	Diversified Income Trust
Global Natural Resources Fund*	Floating Rate Income Fund
International Capital Opportunities Fund*	Global Income Trust*
International Equity Fund*	High Yield Advantage Fund*
Investors Fund	High Yield Trust*
Research Fund	Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund‡	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three investment
Tax Exempt Money Market Fund†	portfolios that spread your money across a variety
Tax-Free High Yield Fund	of stocks, bonds, and money market investments.

State tax-free income funds:	The three portfolios:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady®
Absolute Return 100 Fund	Putnam RetirementReady Funds — 10 investment
Absolute Return 300 Fund	portfolios that offer diversification among stocks,
Absolute Return 500 Fund	bonds, and money market instruments and adjust
Absolute Return 700 Fund	to become more conservative over time based
on a target date for withdrawing assets.
Global Sector
Global Consumer Fund	The 10 funds:
Global Energy Fund	Putnam RetirementReady 2050 Fund
Global Financials Fund	Putnam RetirementReady 2045 Fund
Global Health Care Fund**	Putnam RetirementReady 2040 Fund
Global Industrials Fund	Putnam RetirementReady 2035 Fund
Global Natural Resources Fund	Putnam RetirementReady 2030 Fund
Global Technology Fund	Putnam RetirementReady 2025 Fund
Global Telecommunications Fund	Putnam RetirementReady 2020 Fund
Global Utilities Fund††	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Susan G. Malloy
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	Assistant Treasurer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Beth S. Mazor
	Robert L. Reynolds	Vice President
Investment Sub-Manager	Richard B. Worley
Putnam Investments Limited		James P. Pappas
57–59 St James’s Street	Officers	Vice President
London, England SW1A1LD	Charles E. Haldeman, Jr.
	President	Francis J. McNamara, III
Marketing Services		Vice President and
Putnam Retail Management	Charles E. Porter	Chief Legal Officer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive Officer,	Robert R. Leveille
	Associate Treasurer and	Vice President and
Custodian	Compliance Liaison	Chief Compliance Officer
State Street Bank and
Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Senior Vice President	Vice President and
Legal Counsel	and Treasurer	BSA Compliance Officer
Ropes & Gray LLP
	Steven D. Krichmar	Judith Cohen
Trustees	Vice President and	Vice President, Clerk and
John A. Hill, Chairman	Principal Financial Officer	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Janet C. Smith	Wanda M. McManus
Charles B. Curtis	Vice President, Principal	Vice President, Senior Associate
Robert J. Darretta	Accounting Officer and	Treasurer and Assistant Clerk
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.		Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA021 255358 3/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2009